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DEUTSCHE ASSET MANAGEMENT

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                                                        Mutual Fund
                                                              Semi-Annual Report
                                                                  April 30, 2002


European Equity Fund
International Select Equity Fund
Emerging Markets Equity Fund

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A MEMBER OF THE
DEUTSCHE BANK GROUP

International Equity Funds
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TABLE OF CONTENTS

              LETTER TO SHAREHOLDERS ..................................  3
              PERFORMANCE COMPARISON .................................. 13
              ADDITIONAL PERFORMANCE INFORMATION ...................... 15

              INTERNATIONAL EQUITY FUNDS
                 Schedules of Investments ............................. 16
                 Statements of Assets and Liabilities ................. 24
                 Statements of Operations ............................. 26
                 Statements of Changes in Net Assets .................. 28
                 Financial Highlights ................................. 30
                 Notes to Financial Statements ........................ 42


                          ----------------------------
             The Funds are not insured by the FDIC and are not
             deposits, obligations of or guaranteed by Deutsche
             Bank AG. The Funds are subject to investment
             risks, including possible loss of
             principal amount invested.
                          ----------------------------

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                                        2

International Equity Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

INTERNATIONAL EQUITY FUNDS
o EUROPEAN EQUITY FUND
o INTERNATIONAL SELECT EQUITY FUND
o EMERGING MARKETS EQUITY FUND

We are pleased to present you with this semi-annual report for the European Equity Fund, International Select Equity Fund and Emerging Markets Equity Fund (the 'Funds'). It provides a review of the markets, the Portfolios and our outlook as well as a complete financial summary of the Funds' operations and a listing of the Portfolios' holdings for the six-month period ended April 30, 2002.

We are also pleased to announce that Morningstar(R) continued to recognize the European Equity and International Select Equity Funds' Institutional Classes for their strong investment performance.1
o The European Equity Fund Institutional Class maintained the highest Overall Morningstar Rating(TM) (5-stars) based on its risk-adjusted performance.2 As of April 30, 2002, the European Equity Fund's Institutional Class was rated 5-stars out of 1,398 International Equity Funds.
o The International Select Equity Fund Institutional Class maintained the highest Overall Morningstar Rating(TM) (5-stars) based on its risk-adjusted performance. As of April 30, 2002, the International Select Equity Fund's Institutional Class was rated 5-stars out of 1,398 International Equity Funds.

In the pages that follow, you will find a discussion of the Funds' investment performance by the portfolio management teams. The analyses highlight key factors influencing recent performance of the Funds and are followed by detailed financial statements for the six-month period ended April 30, 2002.

Our continuing goal is to provide you with high-quality investment management services across a broad range of specialized mutual funds. We thank you for investing in our family of mutual funds, and we appreciate your continued support and confidence.

Sincerely,

/S/ CLARE BRODY

Clare Brody Co-Portfolio Manager of the
EUROPEAN EQUITY FUND

/S/ ALEX J.H. TEDDER

Alex J.H. Tedder Lead Portfolio Manager of
INTERNATIONAL SELECT EQUITY FUND

/S/ MATTHEW LINSEY

Matthew Linsey Lead Portfolio Manager of
EMERGING MARKETS EQUITY FUND

April 30, 2002

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar(R) proprietary ratings on US-domiciled funds reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated from the Fund's three-, five-, and ten-year (if applicable) average annual returns in excess of 90-day US Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day US Treasury bill returns. The Overall Morningstar Rating(TM) is a weighted average of the Fund's three-, five- and ten-year (if applicable) risk-adjusted performance. As of April 30, 2002 the European Equity Fund Institutional Class was rated 5-stars among 1,398 and 935 International Equity Funds for the three- and five-year periods, respectively. As of April 30, 2002, the International Select Equity Fund Institutional Class was rated 4-stars among 1,398 International Equity Funds and 5-stars among 935 International Equity Funds for the three-and-five year periods, respectively. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. The Fund was rated exclusively against US-domiciled funds. Ratings are for the Institutional Class only; other classes may vary.
2 THE FUND'S PERFORMANCE WAS SIGNIFICANTLY IMPACTED BY GAINS FROM INITIAL PUBLIC
  OFFERINGS (IPOS) PURCHASED IN 2000 DURING A PERIOD WHEN THE FUND'S ASSETS WERE RELATIVELY SMALL AND THE MARKET FOR IPOS WAS STRONG. THERE IS NO ASSURANCE THAT ANY FUTURE INVESTMENTS IN IPOS BY THE FUND WILL HAVE A SIMILAR EFFECT ON ITS FUTURE PERFORMANCE. THE FUND'S PERFORMANCE ALSO BENEFITED FROM A ONE-TIME GAIN FROM ACCOUNTING FOR THE CANCELLATION OF CERTAIN SHAREHOLDER TRADES IN FEBRUARY 2000.

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                                        3

International Equity Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

INTERNATIONAL EQUITY FUNDS
o EUROPEAN EQUITY FUND

MARKET ACTIVITY
Europe overall returned 5.75% in US dollar terms for the six months ended April 30, 2002, as measured by the Morgan Stanley Capital International ('MSCI') Europe Index, outperforming the 2.29% return of the US Standard & Poor's ('S&P') 500 Index. In US dollar terms, the more defensive UK market within the MSCI Europe Index underperformed continental Europe, returning 4.66% for the same period. These relatively strong European returns hide periods of extreme volatility and aggressive rotation among sectors, as market sentiment swung from buoyant optimism to fears of a 'profitless recovery.'

As expectations of an imminent global economic recovery gained ground, most of the European equity markets rallied toward the end of 2001. These expectations were dashed, however, early in 2002 when, despite a pick-up in economic activity, corporate profitability continued to falter amidst slack investment demand and overcapacity. The ensuing sell-off was harsh and caused a loss of investor confidence. Toward the end of the

                                                        CUMULATIVE TOTAL RETURNS            AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended              6 Months    1 Year   3 Years   5 Years       Since    1 Year  3 Years   5 Years      Since
   April 30, 2002                                                    Inception 2                             Inception 2
--------------------------------------------------------------------------------------------------------------------------
 European Equity Fund 1
   Institutional Class           4.90%  (16.19)%   105.02%   186.96%     241.71%  (16.19)%   27.04%    23.47%    24.28%
   Investment Class              4.80%  (16.35)%      n/a       n/a       39.50%  (16.35)%     n/a       n/a     15.20%
   Class A Shares                4.42%  (16.60)%   103.04%   182.68%     235.98%  (16.60)%   26.63%    23.10%    23.91%
   Class B Shares                4.31%  (17.04)%    99.52%   174.39%     224.80%  (17.04)%   25.89%    22.37%    23.17%
   Class C Shares                4.43%  (16.61)%   100.55%   175.80%     226.48%  (16.61)%   26.11%    22.50%    23.28%
--------------------------------------------------------------------------------------------------------------------------
 MSCI Europe Index 3             5.75%  (12.22)%   (16.37)%   28.54%      50.10%  (12.22)%   (5.79)%    5.15%     7.43%
--------------------------------------------------------------------------------------------------------------------------
 Lipper European Region
   Funds Average 4               6.53%  (12.60)%    (6.70)%   29.84%      42.25%  (12.60)%   (3.03)%    4.93%     6.12%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FUND'S AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2002, INCLUDING THE MAXIMUM SALES CHARGES APPLICABLE TO EACH CLASS WERE: CLASS A SHARES--ONE-YEAR (21.18)%, FIVE-YEAR 21.72%, SINCE INCEPTION 22.67%; CLASS B SHARES--ONE-YEAR (21.19)%, FIVE-YEAR 22.19%, SINCE INCEPTION 23.10%; CLASS C SHARES--ONE-YEAR (17.45)%, FIVE-YEAR 22.50%, SINCE INCEPTION 23.28%. THE MAXIMUM SALES CHARGE FOR EACH CLASS IS AS FOLLOWS: CLASS A SHARES: 5.50%; CLASS B SHARES: A CONTINGENT DEFERRED SALES CHARGE ('CDSC') OF 5.00% DECLINING TO 0.00% AFTER SIX YEARS; AND CLASS C SHARES: A CDSC OF 1.00% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE. The performance for the Class A, Class B and Class C Shares represents the historical performance since the inception date of the classes, February 28, 2001. The performance for periods prior to that date reflects the historical performance of the Fund's Institutional Class from its inception date, September 3, 1996 through February 28, 2001, which has been adjusted to reflect the applicable maximum sales charges and expenses of the Class A, Class B and Class C Shares.
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of any sales charge. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
  The performance for the Class A, Class B and Class C Shares represents the historical performance since the inception date of the classes, February 28, 2001. The performance for periods prior to that date reflects the historical performance of the Fund's Institutional Class from its inception date, September 3, 1996 through February 28, 2001, which has been adjusted to reflect the applicable expenses of the Class A, Class B and Class C Shares. THE FUND'S PERFORMANCE WAS SIGNIFICANTLY IMPACTED BY GAINS FROM INITIAL PUBLIC OFFERINGS (IPOS) PURCHASED IN 2000 DURING A PERIOD WHEN THE FUND'S ASSETS WERE RELATIVELY SMALL AND THE MARKET FOR IPOS WAS STRONG. THERE IS NO ASSURANCE THAT ANY FUTURE INVESTMENTS IN IPOS BY THE FUND WILL HAVE A SIMILAR EFFECT ON ITS FUTURE PERFORMANCE. THE FUND'S PERFORMANCE ALSO BENEFITED FROM A ONE-TIME GAIN FROM ACCOUNTING FOR THE CANCELLATION OF CERTAIN SHAREHOLDER TRADES IN FEBRUARY 2000.
2 The Fund's inception dates are: Institutional Class: September 3, 1996 and
  Investment Class: December 23, 1999. Benchmark returns are for comparative purposes relative to Institutional Class shares and are for the periods beginning August 31, 1996.
3 The MSCI Europe Index is an unmanaged index representing the 16 developed markets of Europe. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

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                                        4

International Equity Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

 COUNTRY ALLOCATION                     PERCENT HELD
 As of April 30, 2002
 (percentages are based on market value of total investments in the Fund)

   United Kingdom                                20.15%
   France                                        16.89
   Germany                                       14.84
   Italy                                          6.46
   Switzerland                                    5.24
   Spain                                          4.85
   Netherlands                                    3.87
   Sweden                                         3.45
   Cash & Equivalents                             6.51
   Other                                         17.74
                                                ------
                                                100.00%
                                                ======

semi-annual period, there was evidence that the recovery was further entrenched and broadening out. This led to some earnings upgrades and more positive investor sentiment. Still, uncertainty remained as to the strength of the current economic recovery and of corporate profitability. While share prices recovered late in the semi-annual period, investors remained worried whether too much good news had been factored into share prices.

Overall, European equity markets continued to be attractive, as structural reforms already in place were conducive to economic growth in the region. Also, valuations remained reasonable and a global economic recovery was not yet factored into equity prices. European Gross Domestic Product ('GDP') suffered as the US economic recovery gained a firmer footing toward the end of 2001, but the recovery in Europe still seemed more assured. As the semi-annual period progressed, Europe continued to rebound from the economic slump of 2001, with improving GDP figures, benign inflation, and, though still weak, improving corporate profitability. The improving production outlook suggests that capacity utilization rates could rise and business spending on investment should start to increase in the second half of the year.

There appears to be potential for a synchronized, although slow, global economic recovery. The European Central Bank, in tandem with other global central banks, cut interest rates during the six-month period. As the impact of higher oil, food and services prices began to abate, the outlook for inflation improved. Also, following a year of weakness, the euro gained momentum during the latter months of the semi-annual period, as a strong US current account deficit and an expensive US equity market caused investor concern. Another area of concern was poor domestic demand in Europe, reflecting weakness in consumer spending and relatively tight monetary policy offsetting the positive benefits of tax cuts.

Still, attractive valuations combined with increasingly positive sentiment from both consumers and businesses over an economic recovery in 2002 contributed to the rally in European equities during the semi-annual period. When the European equity markets fell to historically low levels in September 2001, the UK and Switzerland fared better than other European markets, primarily due to the defensive quality and stable earnings generated from companies domiciled in those markets. However, in the subsequent rally, these markets lagged. The Technology, Media and Telecommunications ('TMT') sectors performed well late in 2001. The TMT sectors then came under renewed pressure, as profits fell in the wake of the companies' large debt burdens and weak demand for new technologies. Tech-heavy markets, such as Finland and Sweden, underperformed other European markets, as measured by the MSCI Europe Index. One of the best performing sectors in the European equity markets was the Financial sector, as many European banks benefited from the lower interest rate environment.

Emerging Europe performed well, as it remained relatively insulated from the world economy. Financials and Energy companies in particular were strong performers, based on the low interest rate environment and the latter's low-cost producer status. For the semi-annual period, the region produced a return of 41.40% in US dollar terms, as measured by the MSCI Emerging Europe Index. Ongoing economic reforms and strong oil prices supported Russia's economy. Many Russian oil and gas firms remained competitive and gained market share during the period. Russia's equity market enjoyed significant appreciation based on this improved backdrop. Turkey's economy began to turn around following additional International Monetary Fund ('IMF') assistance and enhanced stability in its political system. With skyrocketing inflation under better control, its equity market rebounded somewhat from last fiscal year's poor performance. Poland's equity market remained a relatively stable player within Emerging

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


Europe, primarily because of its strong economic and political initiatives taken toward becoming a member of the European Union. With both GDP growth and inflation falling dramatically, Poland's central bank aggressively slashed interest rates.

INVESTMENT REVIEW
The European Equity Fund's Institutional Class produced a return of 4.90% for the six months ended April 30, 2002, underperforming the 6.53% return of the Lipper European Region Funds Average and the 5.75% return of the Morgan Stanley Capital International ('MSCI') Europe Index.

The Fund held an underweight position in the TMT sectors. These stocks rallied in November and December despite the falling average revenue per user ('ARPUs'), high debt burdens and low earnings visibility of many companies within those sectors. Also, the collapse of Enron and falling oil prices toward the end of 2001 impacted both the Energy and Utility sectors, where the Fund was slightly overweighted at that time. We increased the Fund's weighting in the United Kingdom during the period, but still remained underweight the benchmark.

European Financials were a strong contributor to Fund performance. We increased the Fund's position in banks and decreased its exposure to insurers. Banks such as Banco Popular, Bank of Ireland and BNP Paribas performed well based on a low interest rate environment and attractive valuations.

We increased the Fund's weighting in the Consumer Discretionary sector, adding to both the luxury goods and automobile industries. The automobile industry performed well on the back of increased market share in the highly competitive US market. Other auto stocks, such as Peugeot, had increased profitability, as sales in its smaller vehicles increased. We initiated a Fund position in Gucci during the semi-annual period. Gucci's new management has turned the company around by bringing in a successful design team that has, in turn, boosted sales.

We increased the Fund's weighting in the Information Technology sector to an overweight position, primarily within the semiconductor industry, but remained underweight in the Telecommunications sector. The

 TEN LARGEST STOCK HOLDINGS
 As of April 30, 2002
 (percentages are based on total net assets of the Fund)

   BP Plc ......................................  3.35%
   GlaxoSmithKline Plc .........................  2.76
   TotalFinaElf SA .............................  2.61
   Allianz AG ..................................  2.05
   OTP Bank ....................................  2.04
   Bank Pekao SAGDR ............................  1.95
   Nestle SA ...................................  1.86
   Vodafone Group Plc ..........................  1.85
   ENI SPA .....................................  1.84
   BNP Pairbas SA ..............................  1.84

Telecommunications sector continued to be plagued by low earnings visibility, decreased ARPUs and unsustainable debt levels. The troubles plaguing Telecommunications companies spilled over into the Information Technology sector, forcing equipment makers like Nokia and Ericsson to scale back their own earnings forecasts. That pressure was, in turn, aggravated by negative news flow from companies like IBM, SAP, Siebel and PeopleSoft. We increased the Fund's positions in STMicroelectronics and Infineon based on their attractive valuations.

Low interest rates, prospects of an economic recovery and attractive valuations led us to increase the Fund's position within the Media sector, where advertising revenues have been in a slump over the past year. The Fund also benefited from its zero weight position in Vivendi Universal. Vivendi has been plagued by accounting transparency concerns as well as by a significant decline in profitability following numerous acquisitions.

We decreased the Fund's weighting in Energy, but still maintained an overweight position in the sector. A combination of a warm winter and higher inventories initially placed downward pressure on Energy stocks, but the crisis in the Middle East and concern over summer inventories subsequently supported the higher prices of crude oil. Energy demand is expected to increase as the global economic recovery begins to take shape over the second half of 2002. We maintained significant positions in TotalFinaElf, ENI and Shell. Efficiencies of cost and scale have benefited these producers. The Fund also continued to own Russian oil stocks Lukoil and Surgutneftegaz.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


We kept the Fund's exposure to some of the more defensive Consumer Staples stocks and began to increase its positions in attractive companies in the Health Care sector, particularly in pharmaceutical companies. For example, we increased the Fund's position in UK pharmaceutical giants GlaxoSmithKline and AstraZeneca.

MANAGER OUTLOOK
International equity markets displayed remarkable volatility during the semi-annual period, but, in the end, stock prices were little changed. We believe that uncertainty could indeed persist in the coming months, although we continue to believe that there will be an economic recovery. Looking ahead, we are cautiously optimistic. We continue to believe that 2002 will be a year in which stocks outperform bonds. Although markets are by no means cheap on headline earnings, we believe this in part reflects the highly depressed nature of earnings and earnings estimates currently. Even with relatively conservative revenue and earnings assumptions for the medium-term, several areas of the international equity universe appear inexpensive, particularly using our cash flow-based valuation metrics. We also believe that equity markets are once again responding to fundamentals, with valuations reflecting much more accurately companies' true worth. In our view, this is an environment in which our fundamental research driven investment approach should be rewarded.

Clearly cyclical conditions remain supportive for virtually all equity markets, and corporate earnings expectations have improved markedly. We expect that quarterly corporate earnings will reveal this improvement. However, some of these positives are already reflected in share prices.

Nevertheless, valuations remain relatively attractive, and we believe we are able to find sound and attractively valued investment opportunities. Europe continues to offer value, and we intend to remain committed to this region, although we believe that stock selection remains key there, as sectors remain largely non-homogenous.

--------------------------------------------------------------------------------

o INTERNATIONAL SELECT EQUITY FUND
MARKET ACTIVITY
The six months ended April 30, 2002 presented a number of challenges for international equity managers. Following sharp falls in the wake of the September 11th attacks, international equity markets generally rebounded in the fourth quarter of 2001. Overall, the international equity markets had a strong first quarter of 2002 as well. Japan, however, remained weak, particularly during December and the early part of January before rallying sharply in February. Also, toward the end of the semi-annual period, there was a marked sell-off in Technology and Telecommunications stocks worldwide, the latter proving particularly weak as news flow from the sector worsened. Cyclical Industrial and defensive stocks proved the most resilient during this time.

INVESTMENT REVIEW
The International Select Equity Fund Institutional Class produced a return of 10.31% for the six months ended April 30, 2002 significantly outperforming the 5.53% return of the Morgan Stanley Capital International ('MSCI') EAFE Index in US dollar terms. The Fund also outperformed the Lipper International Equity Funds

 GEOGRAPHIC DISTRIBUTION                   PERCENT HELD
 As of April 30, 2002
 (percentages are based on market value of total investments in the Fund)

   Continental Europe .........................  55.92%
   United Kingdom .............................  23.04
   Japan ......................................  17.27
   Asia (ex Japan) ............................   1.92
   Australia ..................................   1.85
                                                ------
                                                100.00%
                                                ======

Average return of 7.10% for the same period. Despite massive volatility, we were able to add value for our investors. Virtually all of the excess return came from individual stock selection. We continued to focus on those stocks we believed to offer relative value and security. Using our bottom-up stock selection process, our policy has consistently been to seek to limit volatility without compromising the overall growth bias of the portfolio. This strategy led to strong results.

There were two themes that dominated our stock selection activity during the semi-annual period. The first was what we call 'sticking to the knitting.' While somewhat dated, this description summarizes fairly

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


neatly our approach to short-term weakness in individual stocks. Provided that the basic hypothesis for investing in a stock remains unchanged, we will stick with a position and indeed add to it during periods of weakness. We will also buy into unfashionable sectors when there is value. Our view is based on the premise that there will almost always be fluctuations around intrinsic value and that these fluctuations provide an opportunity to lower the Portfolio's average book cost or to buy into sectors at attractive levels. We applied this principle to several areas. In the Technology sector, we added to Fund holdings in Nokia, Dassault Systems, Philips, Sharp and Canon at relatively depressed levels during the fourth calendar quarter. We also established a position in semiconductors through the purchase of ST Microelectronics, where the stock's valuation had fallen to attractive levels. This strategy proved beneficial in the first months of 2002, since despite ongoing problems in many areas of the Technology, Media and Telecommunications ('TMT') universe, there were substantial appreciation opportunities at the stock level.

During the semi-annual period, we also paid considerable attention to the leisure and travel industries, where valuations had tumbled in the wake of September 11th. We added to NH Hoteles (Spanish hotel operator), Six Continents Plc (formerly Bass Plc, a UK hotel operator that runs Inter-Continental, Holiday Inn and

                                                        CUMULATIVE TOTAL RETURNS             AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended               6 Months    1 Year   3 Years  5 Years      Since     1 Year   3 Years   5 Years      Since
   April 30, 2002                                                    Inception 2                              Inception 2
---------------------------------------------------------------------------------------------------------------------------
 International Select
   Equity Fund 1
   Institutional Class           10.31%   (9.02)%   16.72%    75.16%    120.66%     (9.02)%    5.29%   11.86%     12.04%
   Investment Class              10.18%   (9.25)%     n/a       n/a      (2.48)%     (9.25)%    n/a      n/a      (1.00)%
   Premier Class                 10.42%   (8.76)%     n/a       n/a     (36.09)%     (8.76)%    n/a      n/a     (18.68)%
   Class A Shares                10.26%   (8.79)%   15.98%    72.59%    115.62%     (8.79)%    5.07%   11.53%     11.67%
   Class B Shares                 9.74%  (10.01)%   12.87%    65.65%    104.10%    (10.01)%    4.12%   10.62%     10.79%
   Class C Shares                 9.86%   (9.91)%   12.99%    65.84%    104.33%     (9.91)%    4.16%   10.65%     10.81%
---------------------------------------------------------------------------------------------------------------------------
 MSCI EAFE Index 3                5.53%  (13.88)%  (17.90)%    6.90%     19.46%     (13.88)%  (6.36)%   1.34%      2.60%
---------------------------------------------------------------------------------------------------------------------------
 Lipper International Equity
   Funds Average 4                7.10%  (12.91)%  (10.59)%   12.19%     35.22%     (12.91)%  (3.94)%   2.02%      4.13%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FUND'S AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2002, INCLUDING THE MAXIMUM SALES CHARGES APPLICABLE TO EACH CLASS WERE: CLASS A SHARES--ONE-YEAR (13.80)%, FIVE-YEAR 10.28%, SINCE INCEPTION 10.77%; CLASS B SHARES--ONE-YEAR (14.51)%, FIVE-YEAR 10.35%, SINCE INCEPTION 10.79%; CLASS C SHARES--ONE-YEAR (10.81)%, FIVE-YEAR 10.65%, SINCE INCEPTION 10.81%. THE MAXIMUM SALES CHARGE FOR EACH CLASS IS AS FOLLOWS: CLASS A SHARES: 5.50%; CLASS B SHARES: A CONTINGENT DEFERRED SALES CHARGE ('CDSC') OF 5.00% DECLINING TO 0.00% AFTER SIX YEARS; AND CLASS C SHARES: A CDSC OF 1.00% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE. The performance for the Class A, Class B and Class C Shares represents the historical performance since the inception date of the classes, February 28, 2001. The performance for periods prior to that date reflects the historical performance of the Fund's Institutional Class from its inception date, May 15, 1995 through February 28, 2001, which has been adjusted to reflect the applicable maximum sales charges and expenses of the Class A, Class B and Class C Shares.
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of any sales charges. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived. The performance for the Class A, Class B and Class C Shares represents the historical performance since the inception date of the classes, February 28, 2001. The performance for periods prior to that date reflects the historical performance of the Fund's Institutional Class from its inception date, May 15, 1995 through February 28, 2001, which has been adjusted to reflect the applicable expenses of the Class A, Class B and Class C Shares.
2 The Fund's inception dates are: Institutional Class: May 15, 1995, Investment
  Class: October 29, 1999 and Premier Class: February 29, 2000. Benchmark returns are for comparative purposes relative to Institutional Class shares and are for the periods beginning May 31, 1995.
3 The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


Crown Plaza chains) and P&O Cruises (a UK cruise operator competing with Royal Cruise Line and Carnival Cruise). P&O Princess was subsequently the subject of significant corporate action. First, there was a proposed merger with the number three operator, ie Royal Caribbean Cruises, and later a preventive bid for the company from Carnival Cruise. The latter is still ongoing, but the benefits to the Portfolio have already been considerable.

In the Financial sector, we added to Fund holdings in CS Group, the international investment bank, and to Swiss Re, the reinsurer. Both companies continue to face tough short-term trading conditions, but their valuations more than discounted this. The promising medium-term outlook for both reinsurance and private banking, in contrast, did not appear to be reflected in their valuations.

Finally, in the Energy sector, we built a position in Enterprise Oil, the UK mid-cap group, where we felt that the valuation was simply too low. Although we did not necessarily expect corporate action, we also could not rule out a predatory bid for the company. In fact, such a bid was subsequently forthcoming, with Royal Dutch/Shell Group emerging as the suitor.

The second theme for the semi-annual period was our stock selection activity in Japan. For anyone investing internationally, Japan remains a dilemma. Its equity market is still structurally unattractive, particularly in light of the ongoing weakness of its Financial sector, the refusal of many companies to restructure aggressively and the reluctance of the consumer to spend. Japanese equities remained volatile, reflecting the narrow trading market in many stocks and the susceptibility of participants to factors such as end-of-fiscal-year window-dressing (whereby the Japanese government tries to boost the markets with speculation regarding possible policy improvement measures as the nation's fiscal year-end approaches in March). This was certainly apparent during the semi-annual period, when the Japanese equity market proved very weak during the fourth calendar quarter on concerns over balance sheet health. The market then rallied sharply as the imminent end of the fiscal year prompted significant buying.

 TEN LARGEST STOCK HOLDINGS
 As of April 30, 2002
 (percentages are based on total net assets of the Fund)

   GlaxoSmithKline Plc .........................  3.94%
   Nestle SA ...................................  3.26
   Royal Bank of Scotland Group Plc ............  3.18
   ENI SPA .....................................  2.72
   Aventis SA ..................................  2.70
   BNP Paribas SA ..............................  2.63
   Sony Corp. ..................................  2.48
   Swiss Re ....................................  2.42
   Canon, Inc. .................................  2.36
   Allianz AG ..................................  2.34

Our approach to Japan remained the same throughout--we intend to hold a Japanese investment only if it makes sense in a global context. As any consumer knows, there are some very fine companies in Japan. Add in the considerable number of focused, domestically oriented businesses that are available for investment and there is clearly a substantial universe from which to choose. Prior to this semi-annual period, our main concern had been valuation. Even after allowing for conservative accounting methodologies, too few stocks in Japan made sense, being far more expensive than their peers in other regions. However, following sharp falls in the last quarter of 2001, a greater number of Japanese stocks appeared in our valuation screens. We used this weakness during the period to invest in Nintendo, Hitachi and Nomura Holdings during January. We also added to the Fund's positions in Sony, Promise and Daito Trust. These additions served the Portfolio well during February and March, when despite the Fund's continued underweighting of the Japanese market in aggregate, our stock selection proved beneficial. At the end of the semi-annual period, the Portfolio remained underweighted in Japan, but we expect that this weighting may increase somewhat in the coming months.

MANAGER OUTLOOK
Looking ahead, we are cautiously optimistic for the near term. International equity markets as a whole do not appear attractive, as they are by no means cheap on headline earnings. However, we believe this reflects in part the highly depressed nature of earnings and earnings estimates at this time. Even with relatively conservative revenue and earnings assumptions for the medium-term, several areas of the international universe do appear inexpensive, particularly using our cash flow-

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

based valuation metrics. We believe there appears to be particular value in areas of the TMT universe. For example, we would highlight software and, controversially, mobile telephony worldwide as areas of interest. At the end of the semi-annual period, we favor Vodafone Plc. We also would highlight the Pharmaceutical sector, which was a remarkably poor performer for some months over patent concerns and poor product pipeline news. Implied returns for the sector at the end of the period appeared unduly pessimistic. We favor Aventis and GlaxoSmithKline Plc. Finally, we see further signs of underlying improvements in the profitability of the Financial sector in Asia. There seems to be genuine value in Asian banks. We favor Hang Seng Bank in Hong Kong.

At the same time, the international equity markets are likely to remain highly volatile in the coming months, as news flow fluctuates. Currency risks also remain material as does the potential for a sharp slowdown in consumer demand in the US. As always, we believe that stock selection remains the deciding factor, and we believe there is value at the individual stock level within the international equity markets. We are also confident that we should be able to add value over the second half of the Fund's fiscal year.

--------------------------------------------------------------------------------
o EMERGING MARKETS EQUITY FUND
MARKET ACTIVITY

Emerging equity markets gained 33.67% in US dollars during the semi-annual period, as measured by the Morgan Stanley Capital International ('MSCI') Emerging Markets Free Index. Emerging markets significantly outperformed the developed markets of the MSCI EAFE Index, which returned 5.53% for the six months ended April 30, 2002. Emerging markets were strong primarily because lower interest rates worldwide resulted in an increased willingness on the part of investors to assume risk.

The equity markets of Argentina, Egypt and Morocco were the worst performers for the semi-annual period, each sharing the same weakness--currency. Argentina, in particular, suffered severely from debt and currency problems throughout the period. The macroeconomic situation was not resolved, and the Argentine equity market declined by approximately 30% relative to the MSCI Emerging Markets Free Index.

There was a less obvious thread linking the outperforming equity markets. Korea was the biggest outperformer during the period, largely due to attractive valuations relative to global peers in the technology sector. Korea also benefited from the prospect of an improved global economic outlook. Russia's equity market enjoyed significant appreciation based on an improved domestic political and economic environment. Russian President Putin's positive reform process, the improved relationship with the US, and the rising oil prices all contributed to Russia's solid performance. The equity market of Sri Lanka also appreciated dramatically during the period.

INVESTMENT REVIEW
The Emerging Markets Equity Fund Institutional Class closely tracked its benchmark for the six months ended April 30, 2002, with a return of 33.35% as compared to 33.67% for the Morgan Stanley Capital International ('MSCI') Emerging Markets Free Index. The Fund outperformed the Lipper Emerging Markets Funds Average, which returned 32.39% for the same period.


 COUNTRY ALLOCATION                       PERCENT HELD
 As of April 30, 2002
 (percentages are based on market value of total investments in the Fund)

   South Korea ................................ 20.96%
   Taiwan ..................................... 12.84
   Mexico ..................................... 10.57
   Brazil .....................................  9.59
   South Africa ...............................  9.25
   India ......................................  5.98
   Russia .....................................  5.86
   China ......................................  5.80
   Malaysia ...................................  4.16
   Other ...................................... 14.99
                                               ------
                                               100.00%
                                               ======

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


From a market allocation perspective, the Fund's overweight positions in Russia, Korea and Hungary and its lack of exposure to Argentina contributed to much of the Fund's performance. The Fund's position in Indonesia also benefited Fund returns. The Fund's underweight position in Malaysia detracted from its performance.

Stock selection in Israel, Turkey and Malaysia contributed to Fund performance. Fund holdings in Korea and Chile were disappointing.

MANAGER OUTLOOK
Given the recent strong outperformance of the asset class, we believe it is worthwhile to re-address the issue of whether emerging market equities can continue to provide returns in excess of the developed markets. We believe the best way to answer this question is through an analysis of our investment criteria--GROWTH, VALUATION, CURRENCY AND LIQUIDITY AND POLICY AND MANAGEMENT.

On balance, we believe that GROWTH, at both the macroeconomic and microeconomic levels, is neutral. If we were to simply look at headline figures, particularly in the US, then growth has been very positive. Somewhat mitigating this optimistic view is the fact that a lot of this apparent growth has been due to an inventory adjustment and that final end-user demand has been relatively muted. The main concerns now are that corporate capital spending may remain subdued due to low capacity utilization rates and that consumer spending may not show strong growth due to high debt levels and a sluggish employment picture. This might be true for the US, but is, we believe, less valid for the emerging markets, particularly Asia ex-Japan, where we expect consumption to continue to show strong growth this year.

At the microeconomic level, growth for emerging market companies has generally been stronger than for the developed markets. There are, in our view, a number of reasons for this divergence. These include the continued strength of the outsourcing story as developed market companies are under pressure to reduce costs. Further reasons are less of an overhang in the emerging markets in terms of excess capacity in the Telecommunications and Technology sectors, a rise in selected commodity prices, and a recovery in export volumes in Asia. Looking ahead, we would expect less of a divergence between the emerging markets and the developed markets, particularly the US, where aggressive cost cutting efforts are underway and a lack of wage pressures continues.

                                                         CUMULATIVE TOTAL RETURNS            AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended              6 Months   1 Year   3 Years     5 Years       Since   1 Year  3 Years    5 Years      Since
   April 30, 2002                                                     Inception 2                             Inception 2
---------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Equity Fund
   Institutional Class 1        33.35%   10.80%   (0.20)%    (27.46)%    (25.74)%   10.80%  (0.07)%    (6.22)%    (3.55)%
---------------------------------------------------------------------------------------------------------------------------
 MSCI Emerging Markets
   Free Index 3                 33.67%   10.32%    0.05%     (23.21)%    (23.66)%   10.32%   0.02%     (5.14)%    (3.22)%
---------------------------------------------------------------------------------------------------------------------------
 Lipper Emerging Markets
   Funds Average 4              32.39%   11.36%    9.01%     (17.68)%    (22.86)%   11.36%   2.48%     (4.11)%    (3.33)%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is February 1, 1994. Benchmark returns are for the periods beginning January 31, 1994.
3 The MSCI Emerging Markets Free Index is an unmanaged index of over 850 stocks traded in approximately 26 world markets. Free indices reflect investable opportunities for global investors by taking into account local market restrictions on share ownership by foreigners. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


The VALUATION discount to developed markets remains, in our view, one of the key drivers behind the recent outperformance of emerging market equities. This has been especially the case in certain sectors, such as Technology, where fund managers evaluate companies on a global basis. While valuations in emerging markets are still relatively attractive, the valuation gap to the developed markets has narrowed somewhat over the last year. For this reason, we expect that it will be less of a driver for emerging market equities over the near term. Given the aggressive cost cutting in the US that we just mentioned, we would not be surprised to see more earnings upgrades for the US market over the next few months than for the emerging markets.

CURRENCY AND LIQUIDITY is, we believe, a mixed picture for the emerging markets. Overall, currency has been very positive with a few notable exceptions, namely Argentina and more recently Brazil and Mexico. We believe a lot will depend here on the outlook for the US dollar. A weak dollar is generally beneficial for the emerging markets, as it improves emerging market export competitiveness and reduces capital outflows. However, our view on the US dollar remains neutral. Although we are as concerned as most about the large US current account deficit, we remain skeptical that European and Japanese growth will be sufficient to drive funds out of the US economy.

Liquidity has until recently been a major positive for the emerging markets. Historically low US interest rates increased the propensity on the part of investors to assume risk, while improving the relative attractiveness of emerging market currencies. Unfortunately, toward the end of the semi-annual period, liquidity became much less positive. Not only did US interest rates stop falling, but also there was a significant widening of corporate bond spreads in the Telecommunications sector. This resulted in some interesting situations. For example, the yield spread on Philippine government debt over US Treasuries at the end of the semi-annual period was significantly above that of AT&T over US Treasuries. For this reason, we see very little chance that the spread on 'quality' emerging debt issuers, eg Mexico and Russia, will narrow over the next several months.

 TEN LARGEST STOCK HOLDINGS
 As of April 30, 2002
 (percentages are based on total net assets of the Fund)

   Samsung Electronics .......................... 5.95%
   China Mobile, Ltd. ........................... 3.01
   Taiwan Semiconductor ......................... 2.72
   Petrobras ADR ................................ 2.53
   Telemex ADR .................................. 2.51
   Anglo American Plc ........................... 2.51
   Kookmin Bank ADR ............................. 2.39
   Chinatrust Commercial Bank ................... 1.93
   Hyundai Motor Co., Ltd. ...................... 1.77
   Lukoil ADR ................................... 1.76

POLICY AND MANAGEMENT generally only makes a difference to emerging market equities when it is at extremes. The improvement in corporate governance in Russia is one such positive example. The continued concern about the treatment of minority shareholders by Korea's LG Chemical is an example in the negative. At the macro level, the benefits accruing to Russia and Turkey for supporting the war on terrorism have already been discounted. As we see it, the key policy and management concerns for emerging market equities currently are the continued conflict in the Middle East and the upcoming Brazilian presidential election. Both of these issues will result, we believe, in continued volatility, particularly for the price of oil and the yield spread on emerging market debt over US Treasuries.

In summary, our outlook for emerging market equities is positive over the medium term but includes a number of hurdles over the near term. Not only have emerging market equities outperformed the developed markets significantly over the semi-annual period, but we believe the outlook for global economic growth appears less certain than it did three months ago. At the same time, liquidity will, we believe, provide less support, while valuations, although still at substantial discounts to developed markets, are less attractive on a relative basis. On the positive side, the weaker US dollar, relatively robust consumer spending, especially in Asia, and the continued need to outsource to reduce costs should provide support to emerging market equities.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

[GRAPH OMITTED]
PLOT POINTS FOLLOW:

European Equity Fund--Class A Shares, MSCI Europe Index and Lipper European Region Funds Average
Growth of a $10,000 Investment (since inception)2

          European Equity Fund--       MSCI Europe      Lipper European Regions
                        Class A              Index                Funds Average
9/3/96                   10,000             10,000                       10,000
9/30/96                  10,298             10,214                       10,161
10/31/96                 10,595             10,454                       10,320
11/30/96                 11,192             10,987                       10,793
12/31/96                 11,492             11,204                       11,027
1/31/97                  11,439             11,237                       11,120
2/28/97                  11,568             11,389                       11,236
3/31/97                  11,868             11,760                       11,517
4/30/97                  11,886             11,705                       11,348
5/31/97                  12,217             12,208                       11,791
6/30/97                  12,841             12,822                       12,362
7/31/97                  13,151             13,426                       12,752
8/31/97                  12,512             12,662                       12,167
9/30/97                  13,631             13,893                       13,216
10/31/97                 12,941             13,214                       12,642
11/30/97                 13,039             13,420                       12,751
12/31/97                 13,242             13,914                       13,003
1/31/98                  13,791             14,497                       13,479
2/28/98                  14,981             15,633                       14,584
3/31/98                  15,973             16,751                       15,762
4/30/98                  16,212             17,079                       16,174
5/31/98                  16,628             17,429                       16,683
6/30/98                  16,712             17,625                       16,654
7/31/98                  16,907             17,977                       16,964
8/31/98                  14,629             15,719                       14,594
9/30/98                  13,898             15,095                       13,794
10/31/98                 14,887             16,307                       14,751
11/30/98                 15,711             17,180                       15,485
12/31/98                 16,229             17,936                       16,082
1/31/99                  16,435             17,824                       16,201
2/28/99                  15,989             17,377                       15,708
3/31/99                  16,121             17,572                       15,761
4/30/99                  16,548             18,099                       16,186
5/31/99                  15,758             17,234                       15,545
6/30/99                  16,148             17,528                       15,928
7/31/99                  16,342             17,695                       16,119
8/31/99                  16,351             17,879                       16,241
9/30/99                  16,867             17,745                       16,154
10/31/99                 17,997             18,401                       16,644
11/30/99                 20,291             18,902                       17,577
12/31/99                 23,545             20,843                       19,702
1/31/00                  23,415             19,363                       18,764
2/29/00                  46,148             20,378                       20,572
3/31/00                  48,339             20,875                       20,386
4/30/00                  45,167             19,959                       19,274
5/31/00                  44,669             19,799                       18,907
6/30/00                  46,418             20,229                       19,339
7/31/00                  47,982             19,909                       19,138
8/31/00                  49,338             19,680                       19,119
9/30/00                  46,737             18,763                       18,140
10/31/00                 44,814             18,624                       17,654
11/30/00                 43,231             17,911                       16,743
12/31/00                 46,200             19,151                       17,966
1/31/01                  45,885             19,182                       17,940
2/28/01                  43,130             17,504                       16,573
3/31/01                  38,990             16,189                       15,122
4/30/01                  40,284             17,324                       16,133
5/31/01                  38,991             16,208                       15,405
6/30/01                  37,611             15,651                       14,841
7/31/01                  36,877             15,690                       14,755
8/31/01                  36,490             15,281                       14,473
9/30/01                  31,531             13,756                       12,912
10/31/01                 32,178             14,194                       13,322
11/30/01                 32,737             14,763                       13,838
12/31/01                 33,339             15,141                       14,142
1/31/02                  32,563             14,350                       13,506
2/28/02                  32,520             14,348                       13,609
3/31/02                  33,728             15,125                       14,275
4/30/02                  33,598             15,010                       14,225

                                           AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                         1 Year     5 Years       Since
   April 30, 2002                                           Inception 2
----------------------------------------------------------------------------

 European Equity Fund--Class A Shares       (16.60)%   23.10%    23.91%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The performance for the Class A Shares represents the historical performance since the inception date of the class, February 28, 2001. The performance for periods prior to that date reflects the historical performance of the Fund's Institutional Class from its inception date, September 3, 1996 through February 28, 2001, which has been adjusted to reflect the expenses of the Class A Shares. 1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of any sales charges. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
  THE FUND'S PERFORMANCE WAS SIGNIFICANTLY IMPACTED BY GAINS FROM INITIAL PUBLIC OFFERINGS (IPOS) PURCHASED IN 2000 DURING A PERIOD WHEN THE FUND'S ASSETS WERE RELATIVELY SMALL AND THE MARKET FOR IPOS WAS STRONG. THERE IS NO ASSURANCE THAT ANY FUTURE INVESTMENTS IN IPOS BY THE FUND WILL HAVE A SIMILAR EFFECT ON ITS FUTURE PERFORMANCE. THE FUND'S PERFORMANCE ALSO BENEFITED FROM A ONE-TIME GAIN FROM ACCOUNTING FOR THE CANCELLATION OF CERTAIN SHAREHOLDER TRADES IN FEBRUARY 2000.
2 Benchmark returns are for the period beginning August 31, 1996.
3 The MSCI Europe Index is an unmanaged index representing the 16 developed markets of Europe.
4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

[GRAPH OMITTED]
PLOT POINTS FOLLOW:

International Select Equity Fund--Class A Shares,
MSCI EAFE Index and Lipper International Equity Funds Average
Growth of a $10,000 Investment (since inception)2

             International Select                           Lipper International
                     Equity Fund--         MSCI EAFE                      Equity
                          Class A              Index               Funds Average
5/15/95                    10,000             10,000                      10,000
5/31/95                    10,000             10,000                      10,000
6/30/95                    10,083              9,825                      10,002
7/31/95                    10,789             10,437                      10,543
8/31/95                    10,736             10,039                      10,337
9/30/95                    11,041             10,235                      10,496
10/31/95                   10,928              9,960                      10,283
11/30/95                   11,154             10,237                      10,398
12/31/95                   11,499             10,649                      10,709
1/31/96                    11,650             10,693                      10,950
2/29/96                    11,822             10,729                      10,998
3/31/96                    12,077             10,957                      11,188
4/30/96                    12,414             11,276                      11,541
5/31/96                    12,369             11,068                      11,512
6/30/96                    12,447             11,130                      11,590
7/31/96                    11,977             10,805                      11,158
8/31/96                    12,159             10,829                      11,284
9/30/96                    12,495             11,117                      11,528
10/31/96                   12,263             11,004                      11,455
11/30/96                   12,775             11,442                      11,946
12/31/96                   12,631             11,294                      11,994
1/31/97                    12,364             10,899                      11,947
2/28/97                    12,502             11,077                      12,100
3/31/97                    12,509             11,117                      12,137
4/30/97                    12,493             11,176                      12,155
5/31/97                    13,341             11,904                      12,878
6/30/97                    13,991             12,560                      13,482
7/31/97                    14,172             12,763                      13,860
8/31/97                    13,097             11,810                      12,846
9/30/97                    13,879             12,471                      13,648
10/31/97                   12,673             11,512                      12,609
11/30/97                   12,712             11,395                      12,493
12/31/97                   12,641             11,494                      12,587
1/31/98                    13,108             12,019                      12,907
2/28/98                    14,014             12,791                      13,759
3/31/98                    14,561             13,185                      14,472
4/30/98                    14,659             13,289                      14,668
5/31/98                    14,758             13,224                      14,686
6/30/98                    15,029             13,324                      14,582
7/31/98                    15,322             13,459                      14,818
8/31/98                    13,330             11,791                      12,692
9/30/98                    12,705             11,429                      12,232
10/31/98                   13,791             12,620                      13,154
11/30/98                   14,933             13,266                      13,831
12/31/98                   15,546             13,789                      14,264
1/31/99                    16,342             13,748                      14,386
2/28/99                    16,032             13,420                      13,994
3/31/99                    16,523             13,980                      14,471
4/30/99                    18,591             14,546                      15,121
5/31/99                    18,123             13,797                      14,471
6/30/99                    19,136             14,335                      15,222
7/31/99                    19,988             14,761                      15,634
8/31/99                    20,271             14,815                      15,777
9/30/99                    20,493             14,965                      15,848
10/31/99                   21,852             15,526                      16,484
11/30/99                   25,182             16,065                      17,786
12/31/99                   29,237             17,508                      19,998
1/31/00                    29,165             16,396                      18,861
2/29/00                    33,897             16,837                      20,095
3/31/00                    33,384             17,490                      20,106
4/30/00                    30,701             16,570                      18,775
5/31/00                     29637             16,166                      18,110
6/30/00                     30898             16,798                      18,891
7/31/00                     29788             16,094                      18,203
8/31/00                     29899             16,234                      18,490
9/30/00                     27993             15,444                      17,393
10/31/00                    26262             15,079                      16,737
11/30/00                    24456             14,514                      16,007
12/31/00                    25032             15,030                      16,594
1/31/01                     25699             15,035                      16,646
2/28/01                     23878             13,911                      15,393
3/31/01                     21658             12,966                      14,238
4/30/01                     23639             13,856                      15,170
5/31/01                     22876             13,343                      14,793
6/30/01                     21968             12,834                      14,292
7/31/01                     21728             12,600                      13,897
8/31/01                     21011             12,281                      13,580
9/30/01                    18,839             11,037                      12,142
10/31/01                   19,554             11,320                      12,533
11/30/01                   20,461             11,738                      13,026
12/31/01                   20,915             11,807                      13,220
1/31/02                    20,082             11,179                      12,718
2/28/02                    20,129             11,258                      12,789
3/31/02                     21323             11,922                      13,452
4/30/02                     21562             11,946                      13,522



                                             AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                           1 Year     5 Years       Since
   April 30, 2002                                             Inception 2
--------------------------------------------------------------------------------
 International Select Equity Fund--
    Class A Shares                          (8.79)%    11.53%      11.67%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The performance for the Class A Shares represents the historical performance since the inception date of the class, February 28, 2001. The performance for periods prior to that date reflects the historical performance of the Fund's Institutional Class from its inception date, May 15, 1995 through February 28, 2001, which has been adjusted to reflect the expenses of the Class A Shares.
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of any sales charges. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 Benchmark returns are for the period beginning May 31, 1995.
3 The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.
4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION


The Shareholder Letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include the total return of each of the Fund's classes, according to a standardized formula, for various time periods through the end of the most recent fiscal quarter.

The SEC standardized total return figures shown below include the impact of the 5.50% maximum initial sales charge for the Fund's Class A Shares and the maximum contingent deferred sales charge applicable to each of the specified time periods for the Class B and Class C Shares. The contingent deferred sales charge for Class B Shares declines over time from a maximum of 5.00% to 0.00% after six years. The contingent deferred sales charge for Class C Shares is 1.00% for shares redeemed within one year of purchase. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time period.

The SEC total return figures may differ from total return figures in the Shareholder Letter and Performance Comparison section because the SEC figures include the impact of sales charges while the total return figures in the other sections do not. These figures include the reinvestment of dividend and capital gain distributions.

                                                AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                              1 Year     5 Years       Since
   April 30, 2002                                                  Inception
----------------------------------------------------------------------------
 European Equity Fund
   Class A Shares                              (21.18)%   21.72%      22.67%
   Class B Shares                              (21.19)%   22.19%      23.10%
   Class C Shares                              (17.45)%   22.50%      23.28%
----------------------------------------------------------------------------
 International Select Equity Fund
   Class A Shares                              (13.80)%   10.28%      10.77%
   Class B Shares                              (14.51)%   10.35%      10.79%
   Class C Shares                              (10.81)%   10.65%      10.81%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The performance for the European Equity Fund Class A Shares represents the historical performance since the inception date of the class, February 28, 2001. The performance for periods prior to that date reflects the historical performance of the European Equity Fund's Institutional Class from its inception date, September 3, 1996 through February 28, 2001, which has been adjusted to reflect the expenses of the Class A Shares.
The performance for the International Select Equity Fund Class A Shares represents the historical performance since the inception date of the class, February 28, 2001. The performance for periods prior to that date reflects the historical performance of the International Select Equity Fund's Institutional Class from its inception date, May 15, 1995 through February 28, 2001, which has been adjusted to reflect the expense of the Class A Shares.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.

--------------------------------------------------------------------------------

European Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)

      SHARES  SECURITY                           VALUE

              COMMON STOCK--90.61%
              DENMARK--1.80%
     21,000   Danske Bank 1 ............... $  379,242
        525   Group 4 Falck 1 .............     61,595
      4,290   Novo Nordisk, Series B ......    125,830
                                            ----------
                                               566,667
                                            ----------
              FINLAND--2.08%
     31,074   Nokia Oyj ADR--Class A 1 ....    505,263
      4,300   UPM--Kymmene Oyj 1 ..........    150,335
                                            ----------
                                               655,598
                                            ----------
              FRANCE--15.50%
      6,797   Autoroutes du Sud de la
               France (ASF) 1 .............    168,426
      6,257   Aventis SA 1 ................    444,556
     10,700   Axa1 ........................    227,056
     11,050   BNP Paribas SA 1 ............    577,496
      2,100   Groupe Danone 1 .............    278,161
      9,390   Peugeot SA 1 ................    467,050
      3,251   Renault SA 1 ................    150,717
      6,100   Sanofi-Synthelabo SA 1 ......    390,529
      7,659   Societe Generale--Class A ...    524,499
      5,407   TotalFinaElf SA 1 ...........    819,486
      8,250   Unibail 1 ...................    485,058
      5,429   Vinci SA 1 ..................    347,326
                                            ----------
                                             4,880,360
                                            ----------
              GERMANY--12.12%
      2,740   Allianz AG 1 ................    644,392
     11,420   Bayer AG 1 ..................    376,108
      6,446   E.On AG 1 ...................    333,687
     14,430   Fraport AG 1 ................    324,411
     25,044   Infineon Technologies AG 1 ..    454,488
      2,330   Metro AG 1 ..................     74,532
      1,339   Muenchener Rueckversicherungs-
               Gesellschaft AG 1 ..........    331,797
      1,600   SAP AG 1 ....................    207,174
      6,290   Shering AG ..................    383,139
      5,551   Siemens AG ..................    336,124
     23,000   Suedzucker AG 1 .............    352,319
                                            ----------
                                             3,818,171
                                            ----------
              HUNGARY--3.41%
      6,800   Gedeon Richter Rt.1 .........    432,924
     72,110   OTP Bank Rt.1 ...............    640,188
                                            ----------
                                             1,073,112
                                            ----------

      SHARES  SECURITY                           VALUE

              IRELAND--2.26%
     38,984   Bank Of Ireland ............. $  453,143
     14,899   CRH Plc .....................    258,432
                                            ----------
                                               711,575
                                            ----------
              ITALY--6.45%
     37,621   ENI SPA 1 ...................    577,981
     21,980   RAS SPA 1 ...................    285,200
    132,300   Snam Rete Gas SPA 1 .........    375,517
     30,598   Telecom Italia SPA 1 ........    243,452
    118,211   UniCredito Italiano SPA 1 ...    548,560
                                            ----------
                                             2,030,710
                                            ----------
              LUXEMBOURG--0.52%
     11,800   Arcelor 1 ...................    162,679
                                            ----------
              NETHERLANDS--3.86%
      9,937   Ahold 1 .....................    248,472
      2,655   Gucci Group .................    257,177
     13,284   KLM-Konin Luchtvaart Mij NV 1    204,205
     34,400   KPN NV 1 ....................    155,914
      7,887   Phillips Electronics NV .....    243,548
      3,500   VNU NV ......................    105,651
                                            ----------
                                             1,214,967
                                            ----------
              NORWAY--2.92%
     15,470   Gjensidige NOR Sparebank ....    550,278
     20,240   Orkla ASA 1 .................    368,402
                                            ----------
                                               918,680
                                            ----------
              POLAND--1.93%
     22,254   Bank Pekao SA GDR 1 .........    606,421
                                            ----------
              RUSSIA--3.30%
      2,739   Lukoil ADR 1 ................    194,772
      6,500   Mobile Telesystems ADR ......    203,775
     15,600   RAO Unified Energy
                System GDR 1 ..............    230,880
     21,400   Surgutneftegaz ADR ..........    410,880
                                            ----------
                                             1,040,307
                                            ----------
              SPAIN--4.84%
      9,738   Banco Popular Espanol SA ....    399,333
     27,988   Iberdrola SA ................    383,836
     14,440   Sogecable SA 1 ..............    299,654
     41,181   Telefonica SA 1 .............    440,831
                                            ----------
                                             1,523,654
                                            ----------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

European Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)

      SHARES  SECURITY                           VALUE

              SWEDEN--2.35%
     19,200   Eniro AB 1 .................. $  149,486
     55,290   Ericsson LM--Class B 1 ......    138,827
     47,310   Skandinaviska Enskilda
               Banken AB--Class A .........    453,521
                                            ----------
                                               741,834
                                            ----------
              SWITZERLAND--6.07%
      6,700   Credit Suisse Group 1 .......    238,826
      2,470   Nestle SA ...................    583,917
      4,000   Novartis AG .................    167,767
      8,500   STMicroelectronics NV .......    264,239
      3,400   Swiss Re 1 ..................    343,125
      6,500   UBS AG 1 ....................    313,343
                                            ----------
                                             1,911,217
                                            ----------
              UNITED KINGDOM--20.11%
      6,400   AstraZeneca Plc .............    299,854
     50,625   BAE Systems Plc .............    257,662
     73,900   BHP Billiton Plc ............    395,777
    123,524   BP Plc ......................  1,053,968
     23,280   British Sky Broadcasting
                Group Plc 1 ...............    260,043
     77,132   Centrica Plc 1 ..............    238,017
     23,670   CMG Plc .....................     60,969
     22,900   Compass Group Plc ...........    142,583
     35,886   GlaxoSmithkline Plc .........    868,125
     42,639   Granada Plc .................     79,692
     22,100   Lloyds TSB Group Plc ........    253,625
     49,940   Matalan Plc .................    256,541
     29,670   Pearson Plc .................    356,066
     24,262   Reckitt Benckiser Plc .......    429,588
     15,784   Royal Bank of Scotland
                Group Plc .................    452,680
     48,755   Shell Transport &
                Trading Co. Plc ...........    347,438
    360,039   Vodafone Group Plc ..........    581,089
                                            ----------
                                             6,333,717
                                            ----------
              UNITED STATES--1.09%
      8,320   Pharmacia Corp. .............    343,034
                                            ----------
TOTAL COMMON STOCK
   (Cost $26,571,023) ..................... 28,532,703
                                            ----------

      SHARES  SECURITY                           VALUE

              PREFERRED STOCKS--2.72%
              GERMANY--2.72%
      7,800   Fresenius Medical Care AG 1 .$   351,418
      7,700   Henkel KGaA .................    506,423
                                           -----------
TOTAL PREFERRED STOCKS
   (Cost $799,791) ........................    857,841
                                           -----------
TOTAL INVESTMENTS
   (Cost $27,370,814) ..........   93.33%  $29,390,544
OTHER ASSETS IN EXCESS
   OF LIABILITIES ..............    6.67     2,102,091
                                  ------   -----------
NET ASSETS .....................  100.00%  $31,492,635
                                  ======   ===========

--------------------------------------------------------------------------------
1 Non-income producing security.
Abbreviations:
ADR--American Depository Receipt
GDR--Global Depository Receipt


 SECTOR ALLOCATION                        PERCENT HELD
 As of April 30, 2002
 (percentages are based on market value of total investments in the Portfolio)

   Financials ................................. 27.73%
   Health Care ................................ 12.08
   Energy ..................................... 11.56
   Consumer Discretionary .....................  9.05
   Consumer Staples ...........................  8.78
   Industrials ................................  5.41
   Information Technology .....................  5.20
   Telecommunication Services .................  5.17
   Materials ..................................  4.27
   Utilities ..................................  4.24
   Cash & Equivalents .........................  6.51
                                               ------
                                               100.00%
                                               ======

See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Select Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)

      SHARES  SECURITY                           VALUE

              COMMON STOCK--95.12%
              AUSTRALIA--1.85%
    242,000   CSL, Ltd. .................. $ 5,075,417
                                           -----------
              BELGIUM--2.02%
    185,712   Interbrew 1 ................   5,527,230
                                           -----------
              DENMARK--2.20%
     51,458   Group 4 Falck 1 ............   6,037,256
                                           -----------
              FINLAND--1.84%
    312,300   Nokia Oyj ..................   5,054,024
                                           -----------
              FRANCE--12.91%
    104,251   Aventis SA 1 ...............   7,406,976
    137,800   BNP Paribas SA 1 ...........   7,201,720
    122,190   Dassault Systemes SA 1 .....   5,487,477
    111,830   Essilor International SA 1 .   4,550,627
     34,808   L'Air Liquide SA 1 .........   5,388,418
     84,200   Vinci SA 1 .................   5,386,783
                                           -----------
                                            35,422,001
                                           -----------
              GERMANY--4.41%
     27,230   Allianz AG 1 ...............   6,403,939
     95,230   Fresenius Medical Care AG 1    5,680,555
                                           -----------
                                            12,084,494
                                           -----------
              HONG KONG--1.92%
  1,387,600   Hong Kong Electric
                Holdings, Ltd. ...........   5,266,345
                                           -----------
              IRELAND--2.27%
    536,441   Bank of Ireland ............   6,235,492
                                           -----------
              ITALY--2.72%
    485,801   ENI SPA 1 ..................   7,463,487
                                           -----------
              JAPAN--17.25%
    169,000   Canon, Inc. ................   6,475,698
    349,300   Daito Trust Construction
                Co., Ltd. ................   5,168,768
    764,000   Hitachi, Ltd.1 .............   5,658,596
     39,700   Nintendo Co., Ltd. .........   5,565,418
      1,500   NTT Corp. ..................   5,899,530
    412,000   Nomura Holdings, Inc. ......   5,743,612
    114,000   Promise Co., Ltd. ..........   6,010,745
    126,300   Sony Corp. .................   6,787,147
                                           -----------
                                            47,309,514
                                           -----------
              NETHERLANDS--8.62%
    215,906   Ahold 1 ....................   5,398,669
     54,250   Gucci Group ................   5,254,934
    227,130   TPG NV .....................   4,922,079
    196,373   Vedior NV ..................   2,719,660
    177,430   VNU NV .....................   5,355,880
                                           -----------
                                            23,651,222
                                           -----------

      SHARES  SECURITY                           VALUE

              SPAIN--6.40%
    136,140   Banco Popular Espanol SA ...  $5,582,794
    277,400   Inditex SA 1 ...............   5,721,518
    584,151   Telefonica SA 1 ............   6,253,171
                                           -----------
                                            17,557,483
                                           -----------
              SWITZERLAND--9.73%
     24,000   Holcim, Ltd.--Class B 1 ....    5,555,178
     37,740   Nestle SA ..................   8,921,876
    179,100   STMicroelectronics NV ......   5,567,673
     65,720   Swiss Re 1 .................   6,632,401
                                           -----------
                                            26,677,128
                                           -----------
              UNITED KINGDOM--20.98%
  1,053,869   Brambles Industries Plc ....   5,221,735
    487,227   British Sky Broadcasting
                Group Plc 1 ..............   5,442,429
    769,508   Canary Wharf Group Plc 1 ...   5,273,406
    827,836   Compass Group Plc ..........   5,154,371
    445,800   GlaxoSmithKline Plc ........  10,784,435
    318,640   Reckitt Benckiser Plc ......   5,641,906
    304,200   Royal Bank of Scotland
                Group Plc ................   8,724,360
    491,173   Severn Trent Plc ...........   5,590,296
    803,400   Shell Transport &
                Trading Co. Plc ..........   5,725,190
                                           -----------
                                            57,558,128
                                           -----------
TOTAL COMMON STOCK
   (Cost $248,536,490) ...................  260,919,221
                                           -----------

              PREFERRED STOCK--1.97%
              GERMANY--1.97%
     82,030   Henkel KGaA ................   5,395,045
                                           -----------
TOTAL PREFERRED STOCK
   (Cost $4,837,355) .....................   5,395,045
                                           -----------
TOTAL INVESTMENTS
   (Cost $253,373,845) .........  97.09%  $266,314,266
OTHER ASSETS IN EXCESS
   OF LIABILITIES ..............   2.91      7,976,167
                                 ------   ------------
NET ASSETS ..................... 100.00%   274,290,433
                                 ======   ============

--------------------------------------------------------------------------------
1 Non-income producing security.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Select Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)

 SECTOR ALLOCATION                        PERCENT HELD
 As of April 30, 2002
 (percentages are based on market value of total investments in the Portfolio)

   Financials ................................  21.72%
   Consumer Discretionary ....................  14.76
   Health Care ...............................  12.57
   Consumer Staples ..........................  11.58
   Industrials ...............................  11.06
   Information Technology ....................  10.61
   Energy ....................................   4.95
   Telecommunication Services ................   4.56
   Materials .................................   4.11
   Utilities .................................   4.08
                                               ------
                                               100.00%
                                               ======

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Emerging Markets Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)

      SHARES  SECURITY                           VALUE

              COMMON STOCKS--94.15%
              BRAZIL--5.33%
        800   Aracruz Celulose SA ADR ..... $   17,400
     14,296   Brasil Telecom
                Participacoes ADR .........    556,114
     16,000   Companhia Brasileira
               de Distribuicao
               Grupo Pao de Acucar ADR ....    376,000
     52,000   Copel ADR ...................    370,760
     35,313   CVRD ADR ....................    948,154
    119,300   Petrobras ADR ...............  2,934,780
     51,118   Telemar ADR .................    645,620
     14,715   Unibanco--GDR ...............    360,518
                                           -----------
                                             6,209,346
                                           -----------
              CHINA--5.55%
  1,066,000   China Mobile Ltd.1 ..........  3,492,218
  1,083,000   China Southern Airlines
                Co., Ltd.1 ................    364,511
    577,000   Clear Media, Ltd.1 ..........    418,001
    582,000   Cosco Pacific, Ltd.1 ........    455,204
  2,143,000   Denway Motors, Ltd.1 ........    638,849
        179   First Pacific Co., Ltd.1 ....         31
  5,385,000   PetroChina Co., Ltd.--
                Class H 1 .................  1,097,833
                                           -----------
                                             6,466,647
                                           -----------
              CZECH REPUBLIC--0.31%
    149,720   CEZ 1 .......................    363,255
                                           -----------
              HUNGARY--2.98%
     15,580   Gedeon Richter Rt.1 .........    991,906
    295,315   Matav Rt.1 ..................  1,122,059
    152,930   OTP Bank Rt.1 ...............  1,357,702
                                           -----------
                                             3,471,667
                                           -----------
              INDIA--5.72%
    166,300   Bharat Heavy Electricals,
                Ltd.1 .....................    569,458
    222,480   Hindustan Lever, Ltd. .......    922,112
     76,680   Hindustan Petroleum
                Corp., Ltd.1 ..............    447,966
     15,749   Infosys Technologies,
                Ltd.1 .....................  1,187,532
     71,931   ITC, Ltd.1 ..................    925,048
    123,161   Mahanagar Telephone
                Nigam, Ltd.1 ..............    362,209
     21,400   Ranbaxy Laboratories, Ltd.1 .    371,799
    166,592   Reliance Industries, Ltd.1 ..    948,720
     83,384   Satyam Computer
               Services, Ltd.1 ............    446,657
    103,450   State Bank of India 1 .......    482,153
                                           -----------
                                             6,663,654
                                           -----------

      SHARES  SECURITY                           VALUE

              INDONESIA--1.76%
  1,669,000   PT Hanjaya Mandala
               Sampoerna Tbk 1 .............$  782,623
  2,833,000   PT Telekomunikasi
               Indonesia 1 ................. 1,275,306
                                           -----------
                                             2,057,929
                                           -----------
              ISRAEL--2.49%
    273,610   Bank Leumi Le-Israel 1 .......   338,590
    467,490   Bezeq 1 ......................   441,142
     65,145   Check Point Software
               Technologies, Ltd.1 ......... 1,182,382
     17,000   Teva Pharmaceutical
               Industries, Ltd. ............   936,267
                                           -----------
                                             2,898,381
                                           -----------
              MALAYSIA--3.98%
    634,000   IOI Corp. Berhad ............. 1,067,778
    438,500   Malayan Banking .............. 1,061,620
    297,000   Malaysia International
               Shipping Corp. Berhad .......   578,362
     39,000   MNI Holdings Berhad ..........    43,105
    332,000   Resorts World Berhad 1 .......   917,359
    409,000   Sime Darby Berhad ............   581,205
    550,000   Technology Resources
               Industries Berhad 1 .........   386,443
                                           -----------
                                             4,635,872
                                           -----------
              MEXICO--10.11%
     67,719   America Movil Series L ADR ... 1,262,959
    201,156   Cemex SA CPO 1 ............... 1,274,486
     23,000   Coca-Cola Femsa ADR 1 ........   638,940
    225,600   Consorcio ARA SA 1 ...........   435,546
    131,655   Femsa 1 ......................   631,925
  1,056,178   Grupo Financiero BBVA Bancomer,
               Series O 1 .................. 1,048,824
     89,500   Grupo Industrial Saltillo,
               Series B 1 ..................   194,269
    285,267   Grupo Modelo,
               Series C ....................   772,860
    132,946   Kimberly-Clark, Series A .....   425,415
     76,919   Telemex ADR .................. 2,910,615
     16,538   Televisa ADR 1 ...............   747,518
    429,800   Wal-Mart, Series V ........... 1,437,208
                                           -----------
                                            11,780,565
                                           -----------
              PHILIPPINES--0.36%
     45,690   Phillipine Long Distance
               Telephone Co.1 ..............   415,158
                                           -----------
              POLAND--1.26%
     36,100   Bank Pekao SA ................   993,756
    142,700   Telekomunikacja Polska SA 1 ..   478,530
                                           -----------
                                             1,472,286
                                           -----------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Emerging Markets Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)

      SHARES  SECURITY                           VALUE

              PORTUGAL--0.00%
         40   Jeronimo Martins 1 ..........$       333
                                           -----------
              RUSSIA--5.61%
    103,550   AO Mosenergo ADR ............    433,874
     51,880   Gazprom ADR 1 ...............    824,892
     28,744   Lukoil ADR 1 ................  2,044,009
     10,800   Mobile Telesystems ADR ......    338,580
     82,595   Surgutneftegaz ADR ..........  1,585,824
     70,400   Unified Energy System GDR 1 .  1,041,920
     11,380   Wimm-Bill-Dann Foods ADR 1 ..    267,999
                                           -----------
                                             6,537,098
                                           -----------
              SOUTH AFRICA--11.35%
    262,481   ABSA ........................    765,200
    924,076   African Bank Investments,
                Ltd. ......................    651,843
     26,174   Anglo American Platinum
                Corp., Ltd. ...............  1,247,940
    184,560   Anglo American Plc ..........  2,915,832
    153,607   Bidvest Group ...............    676,040
  1,035,100   FirstRand ...................    768,998
    101,485   Gold Fields, Ltd. ...........  1,223,504
     19,444   Impala Platinum
               Holdings, Ltd. .............  1,261,683
     73,035   Sappi .......................    898,368
    140,000   Sasol .......................  1,487,723
     91,469   South African Breweries Plc .    735,454
    182,500   Standard Bank Group, Ltd. ...    592,104
                                           -----------
                                            13,224,689
                                           -----------
              SOUTH KOREA--20.06%
     55,290   Hyundai Motor Co., Ltd. .....  2,050,864
     60,987   Kookmin Bank ................  2,775,885
      3,289   Kookmin Bank ADR ............    152,953
     58,840   Korea Electric Power Corp. ..  1,114,007
     21,988   KT Corp. ADR ................    498,028
     31,370   LG Chem, Ltd. ...............    947,851
      3,560   LG Home Shopping, Inc. ......    427,789
     13,066   POSCO .......................  1,297,462
     35,145   POSCO ADR ...................    859,295
     23,397   Samsung Electronics .........  6,906,730
     13,880   Samsung Fire & Marine
               Insurance ..................    938,526
      3,490   Samsung SDI Co., Ltd. .......    303,408
     28,890   Samsung Securities Co., Ltd.1    971,149
     86,200   Shinhan Financial Group .....  1,165,720
      4,787   Shinsegae Co., Ltd. .........    793,487
      9,290   SK Telecom ..................  1,805,521
     16,964   SK Telecom ADR ..............    362,860
                                           -----------
                                            23,371,535
                                           -----------

      SHARES  SECURITY                           VALUE

              TAIWAN--12.29%
    145,000   Accton Technology Corp.1 .....$  350,847
    384,000   Advanced Semiconductor
               Engineering, Inc.1 ..........   365,019
    299,381   Asustek Computer, Inc.1 ...... 1,082,277
  1,368,923   China Steel Corp.1 ...........   623,027
  2,531,931   Chinatrust Commercial Bank ... 2,239,035
    100,000   Compeq Manufacturing
                Co., Ltd.1 .................   175,712
    820,968   Formosa Plastic Corp.1 .......   960,114
    132,488   Hon Hai Precision
                Industry Co., Ltd.1 ........   580,084
     18,000   MediaTek, Inc.1 ..............   338,576
    153,208   President Chain Store Corp.1 .   266,998
    327,000   Quanta Computer, Inc.1 ....... 1,102,057
    293,892   Taiwan Cellular Corp.1 .......   359,788
  1,253,984   Taiwan Semiconductor 1 ....... 3,160,608
  1,229,180   United Microelectronics
                Corp.1 ..................... 1,876,558
    443,000   Yageo Corp.1 .................   367,508
    637,340   Yuanta Core Pacific
                Securities Co.1 ............   471,818
                                           -----------
                                            14,320,026
                                           -----------
              THAILAND--2.66%
    508,000   Advanced Info Service ........   516,750
    331,000   Electricity Generating
               Public Co., Ltd. ............   309,918
    301,000   Electricity Generating
               Public Co., Ltd. (Fgn) ......   283,568
    179,000   PTT Exploration ..............   480,037
     86,999   Telecomasia Wts Expire
                12/31/49 1 .................        --
      5,000   Siam Cement Public Co., Ltd. .    98,717
     32,100   Siam Cement Public Co.,
               Ltd. Reg. ...................   727,269
    966,400   Thai Farmers Bank Public
               Co., Ltd.1 ..................   681,429
                                           -----------
                                             3,097,688
                                           -----------
              TURKEY--2.33%
  1,893,987   Akbank 1 .....................   600,481
     59,075   Enka Holding Yatirim AS ......   451,714
  1,667,962   Hurriyet 1 ...................   696,799
  1,365,047   Vestel 1 .....................   336,043
  2,194,254   Yapi ve Kredi 1 ..............   630,203
                                           -----------
                                             2,715,240
                                           -----------
TOTAL COMMON STOCKS
   (Cost $93,616,471) ......................109,701,369
                                           -----------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Emerging Markets Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)

     SHARES   SECURITY                           VALUE

              PREFERRED STOCKS--3.83%
              BRAZIL--3.83%
  6,128,150   AmBev ......................  $1,262,712
 13,255,750   Banco Itau SA ..............   1,048,776
118,402,000   Banco Bradesco SA ..........     698,828
 38,029,500   Electrobras--Class B .......     521,479
 36,185,300   Gerdau SA ..................     477,972
    461,000   Itausa--Investmentos Itau SA     446,656
     11,755   Itausa--Investmentos Itau
               SA Rts.1 ..................       2,338
                                           -----------
                                             4,458,761
                                           -----------
TOTAL PREFERRED STOCKS
   (Cost $3,785,781) .....................   4,458,761
                                           -----------
TOTAL INVESTMENTS
   (Cost $97,402,252) ........... 97.98%  $114,160,130
OTHER ASSETS IN EXCESS
   OF LIABILITIES ...............  2.02      2,349,412
                                 ------   ------------
NET ASSETS ......................100.00%  $116,509,542
                                 ======   ============

--------------------------------------------------------------------------------
1 Non-income producing security.
ADR -American Depository Receipt
GDR--Global Depository Receipt
Amounts designated as '-' are either $0 or have been rounded to $0.

 SECTOR ALLOCATION                        PERCENT HELD
 As of April 30, 2002
 (percentages are based on market value of total investments in the Portfolio)

   Financials ................................. 17.60%
   Information Technology ..................... 17.42
   Telecommunication Services ................. 15.45
   Materials .................................. 15.39
   Energy .....................................  9.76
   Consumer Staples ...........................  7.77
   Consumer Discretionary .....................  7.07
   Utilities ..................................  4.00
   Industrials ................................  3.48
   Health Care ................................  2.06
                                               ------
                                               100.00%
                                               ======

See Notes to Financial Statements.
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

International Equity Funds
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  (Unaudited)
                                                                  APRIL 30, 2002

                                                                           INTERNATIONAL       EMERGING
                                                               EUROPEAN          SELECT         MARKETS
                                                            EQUITY FUND     EQUITY FUND     EQUITY FUND
                                                            -----------   -------------    ------------
ASSETS
   Investments, at value 1 .............................  $  29,390,544   $ 266,314,266   $ 114,160,130
   Cash ................................................      1,853,129         176,153       2,418,920
   Foreign currency, at value 2 ........................        158,771       2,640,673           1,963
   Receivable for capital shares sold ..................         91,102         665,277         451,284
   Receivable for securities sold ......................           --         7,636,993         525,839
   Dividend and interest receivable ....................         57,459         793,308         554,384
   Receivable for foreign taxes withheld ...............         61,315         284,700              --
   Unrealized appreciation on forward
        foreign currency contracts .....................         71,423             238              --
   Due from advisor ....................................          9,215              --              --
   Prepaid expenses and other ..........................         43,767          43,402          10,539
                                                          -------------   -------------   -------------
Total assets ...........................................     31,736,725     278,555,010     118,123,059
                                                          -------------   -------------   -------------
LIABILITIES
   Payable for capital shares redeemed .................         43,695          33,987              --
   Payable for securities purchased ....................             --       3,931,830       1,384,872
   Due to administrator ................................          7,840          67,169          30,667
   Due to advisor ......................................             --         119,904          49,733
   Unrealized depreciation on forward
       foreign currency contracts ......................         71,738              --              93
   Accrued expenses and other ..........................        120,817         111,687         148,152
                                                          -------------   -------------   -------------
Total liabilities ......................................        244,090       4,264,577       1,613,517
                                                          -------------   -------------   -------------
NET ASSETS .............................................  $  31,492,635   $ 274,290,433   $ 116,509,542
                                                          =============   =============   =============
COMPOSITION OF NET ASSETS
   Paid-in capital .....................................  $  52,459,870   $ 347,987,152   $ 130,008,907
   Undistributed net investment (expenses in
       excess of) income ...............................        (22,935)        402,956         407,050
   Accumulated net realized loss on investment and
       foreign currency transactions ...................    (22,966,463)    (87,087,251)    (30,662,757)
   Net unrealized appreciation on investments
       and foreign currencies ..........................      2,022,163      12,987,576      16,756,342
                                                          -------------   -------------   -------------
NET ASSETS .............................................  $  31,492,635   $ 274,290,433   $ 116,509,542
                                                          =============   =============   =============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding)
   Institutional Class 3 ................................ $       21.18   $       15.92   $        5.88
                                                          =============   =============   =============
   Investment Class 4 ................................... $       20.10   $       15.69   $          --
                                                          =============   =============   =============
   Premier Class 5 ...................................... $          --   $       15.82   $          --
                                                          =============   =============   =============
   Class A 6 ............................................ $        7.79   $        9.03   $          --
                                                          =============   =============   =============
   Class B 7 ............................................ $        7.74   $        8.90   $          --
                                                          =============   =============   =============
   Class C 8 ............................................ $        7.78   $        8.90   $          --
                                                          =============   =============   =============

--------------------------------------------------------------------------------
1 Cost of Investments: European Equity Fund $27,370,814, International Select
  Equity Fund $253,373,845, Emerging Markets Equity Fund $97,402,252.
2 Cost of Foreign Currency: European Equity Fund $157,818, International Select
  Equity Fund $2,613,522, Emerging Markets Equity Fund $1,961.
3 Net asset value, offering and redemption price per share (based on net assets of $19,454,861, $87,651,418, and $116,509,542, and 918,365, 5,504,670, and
  19,814,917 shares outstanding; $0.001 par value, unlimited number of shares authorized for European Equity Fund, International Select Equity Fund and Emerging Markets Equity Fund, respectively).
4 Net asset value, offering and redemption price per share (based on net assets of $11,268,993 and $9,878,914, and 560,639 and 629,481 shares outstanding;
  $0.001 par value, unlimited number of shares authorized for European Equity Fund and International Select Equity Fund, respectively).
5 Net asset value, offering and redemption price per share (based on net assets of $175,950,104 and 11,123,253 shares outstanding; $0.001 par value, unlimited number of shares authorized for International Select Equity Fund).

--------------------------------------------------------------------------------
6 Net asset value, offering and redemption price per share (based on net assets of $271,982 and $340,712, and 34,896 and 37,726 shares outstanding; $0.001 par value, unlimited number of shares authorized for European Equity Fund and International Select Equity Fund, respectively).
7 Net asset value, offering and redemption price per share (based on net assets of $137,733 and $156,531, and 17,784 and 17,588 shares outstanding; $0.001 par value, unlimited number of shares authorized for European Equity Fund and International Select Equity Fund, respectively).
8 Net asset value, offering and redemption price per share (based on net assets of $359,066 and $312,754 and 46,168 and 35,123 shares outstanding; $0.001 par value, unlimited number of shares authorized for European Equity Fund and International Select Equity Fund, respectively).

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                      24-25

International Equity Funds
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS  (Unaudited)

                                                                                   FOR THE SIX
                                                                                  MONTHS ENDED
                                                                                APRIL 30, 2002

                                                                  INTERNATIONAL       EMERGING
                                                        EUROPEAN         SELECT        MARKETS
                                                     EQUITY FUND    EQUITY FUND    EQUITY FUND
                                                     -----------  -------------   ------------
INVESTMENT INCOME
   Dividends (net of withholding taxes) ..........  $    203,150   $  2,076,039   $  1,220,900
   Interest ......................................         9,754         46,040          7,173
                                                    ------------   ------------   ------------
Total investment income ..........................       212,904      2,122,079      1,228,073
                                                    ------------   ------------   ------------
EXPENSES
   Investment advisory fees ......................       114,015        895,228        612,112
   Administration fees ...........................        48,864        383,669        183,633
   Professional fees .............................        18,588         27,427         29,900
   Custody fees ..................................       120,402        127,530        228,693
   Directors' fees ...............................         8,403          8,430          8,486
   Registration fees .............................        17,742         18,630          4,317
   Servicing plan fees:
     Investment Class ............................        15,866         12,879             --
     Class B Shares ..............................           123            151             --
     Class C Shares ..............................           224            268             --
   Printing and shareholder reports ..............        25,020         19,387         11,396
   Distribution fees:
     Class A Shares ..............................           239            536             --
     Class B Shares ..............................           370            455             --
     Class C Shares ..............................           671            803             --
   Interest expense ..............................         8,878         13,061          4,473
   Miscellaneous .................................         5,490          4,691          9,195
                                                    ------------   ------------   ------------
Total expenses ...................................       384,895      1,513,145      1,092,205
Less: fee waivers and/or expense reimbursements ..      (154,922)      (218,152)      (320,526)
                                                    ------------   ------------   ------------
Net expenses .....................................       229,973      1,294,993        771,679
                                                    ------------   ------------   ------------
NET INVESTMENT (EXPENSES IN EXCESS OF) INCOME ....       (17,069)       827,086        456,394
                                                    ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCIES
   Net realized gain (loss) from:
     Investment transactions .....................      (581,893)    (8,115,346)    (7,592,998)
     Option transactions .........................      (315,764)            --             --
     Foreign currency transactions ...............         8,081        (13,190)        26,083
     Forward foreign currency transactions .......        45,672       (240,194)       (74,417)
   Net change in unrealized appreciation/
     depreciation on investments
     and foreign currencies ......................     2,355,354     33,150,981     41,709,258
                                                    ------------   ------------   ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   AND FOREIGN CURRENCIES ........................     1,511,450     24,782,251     34,067,926
                                                    ------------   ------------   ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .......  $  1,494,381   $ 25,609,337   $ 34,524,320
                                                    ============   ============   ============

--------------------------------------------------------------------------------
1 Net of foreign withholding taxes: European Equity Fund $28,160, International
  Select Equity Fund $237,973 and Emerging Markets Equity Fund $161,838.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                      26-27

International Equity Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                            FOR THE SIX            FOR THE         FOR THE SIX           FOR THE
                                                           MONTHS ENDED          YEAR ENDED       MONTHS ENDED        YEAR ENDED
                                                       APRIL 30, 2002 1       OCT. 31, 2001   APRIL 30, 2002 1     OCT. 31, 2001

                                                                                   EUROPEAN                        INTERNATIONAL
                                                                                EQUITY FUND                   SELECT EQUITY FUND
                                                                              -------------                   ------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment (expenses in excess of) income ....     $     (17,069)     $     243,298      $     827,086      $   1,195,962
   Net realized loss on investment and foreign
     currency transactions ..........................          (843,904)       (18,091,851)        (8,368,730)       (79,476,059)
   Net change in unrealized appreciation/depreciation
     on investments and foreign currencies ..........         2,355,354           (118,126)        33,150,981          5,294,448
                                                          -------------      -------------      -------------      -------------
Net increase (decrease) in net assets from operations         1,494,381        (17,966,679)        25,609,337        (72,985,649)
                                                          -------------      -------------      -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income:
     Institutional Class ............................                --           (602,277)           (50,574)                --
     Investment Class ...............................                --           (424,790)                --                 --
     Premier Class ..................................                --                 --           (499,006)        (1,267,033)
   Net realized gain from investment transactions:
     Institutional Class ............................                --                 --                 --         (4,775,693)
     Investment Class ...............................                --                 --                 --         (1,194,544)
     Premier Class ..................................                --                 --                 --        (19,797,850)
                                                          -------------      -------------      -------------      -------------
Total distributions .................................                --         (1,027,067)          (549,580)       (27,035,120)
                                                          -------------      -------------      -------------      -------------
CAPITAL SHARE TRANSACTIONS
     Net proceeds from sales of shares ..............        35,651,991        183,371,160        103,864,217        437,622,447
     Net dividend reinvestments .....................                --            905,460            542,453         25,468,808
     Net cost of shares redeemed ....................       (41,121,135)      (210,232,029)       (90,385,732)      (406,021,459)
                                                          -------------      -------------      -------------      -------------
Net increase (decrease) in net assets from
   capital share transactions .......................        (5,469,144)       (25,955,409)        14,020,938         57,069,796
                                                          -------------      -------------      -------------      -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .............        (3,974,763)       (44,949,155)        39,080,695        (42,950,973)
NET ASSETS
   Beginning of period ..............................        35,467,398         80,416,553        235,209,738        278,160,711
                                                          -------------      -------------      -------------      -------------
   End of period ....................................     $  31,492,635 2    $  35,467,398 2    $ 274,290,433 3    $ 235,209,738 3
                                                          =============      =============      =============      =============

                                                             FOR THE SIX            FOR THE
                                                            MONTHS ENDED         YEAR ENDED
                                                        APRIL 30, 2002 1      OCT. 31, 2001

                                                                                   EMERGING
                                                                        MARKETS EQUITY FUND
                                                                        -------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment (expenses in excess of) income ....      $     456,394      $   2,053,285
   Net realized loss on investment and foreign
     currency transactions ..........................         (7,641,332)       (22,011,011)
   Net change in unrealized appreciation/depreciation
     on investments and foreign currencies ..........         41,709,258        (11,065,473)
                                                           -------------      -------------
Net increase (decrease) in net assets from operations         34,524,320        (31,023,199)
                                                           -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income:
     Institutional Class ............................         (1,625,211)                --
     Investment Class ...............................                 --                 --
     Premier Class ..................................                 --                 --
   Net realized gain from investment transactions:
     Institutional Class ............................                 --         (6,607,592)
     Investment Class ...............................                 --                 --
     Premier Class ..................................                 --                 --
                                                           -------------      -------------
Total distributions .................................         (1,625,211)        (6,607,592)
                                                           -------------      -------------
CAPITAL SHARE TRANSACTIONS
     Net proceeds from sales of shares ..............          5,817,944        161,896,137
     Net dividend reinvestments .....................          1,529,246          6,316,236
     Net cost of shares redeemed ....................        (28,117,375)      (159,561,542)
                                                           -------------      -------------
Net increase (decrease) in net assets from
   capital share transactions .......................        (20,770,185)         8,650,831
                                                           -------------      -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .............         12,128,924        (28,979,960)
NET ASSETS
   Beginning of period ..............................        104,380,618        133,360,578
                                                           -------------      -------------
   End of period ....................................      $ 116,509,542 4    $ 104,380,618 4
                                                           =============      =============

--------------------------------------------------------------------------------
1 Unaudited.
2 Includes expenses in excess of income of $(22,935) for six months ended April
  30, 2002 and $(5,866) for the year ended October 31, 2001.
3 Includes accumulated net investment income of $402,956 for six months ended
  April 30, 2002 and $125,450 for the year ended October 31, 2001.
4 Includes accumulated net investment income of $407,050 for six months ended
  April 30, 2002 and $1,575,867 for the year ended October 31, 2001.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                      28-29
International Equity Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 EUROPEAN                           FOR THE SIX
 EQUITY FUND--                     MONTHS ENDED
 INSTITUTIONAL CLASS                  APRIL 30,                                      FOR THE YEARS ENDED OCTOBER 31,
                                         2002 1          2001         2000          1999          1998          1997
PER SHARE OPERATING
   PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ................. $20.19        $28.44       $11.43        $13.50        $12.81       $10.60
                                         ------        ------       ------        ------        ------       ------
INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment (expenses
     in excess of) income ..............   0.00 2,3      0.23        (1.37)         0.29          0.15         0.25
   Net realized and unrealized
     gain (loss) on investments
     and foreign currencies ............   0.99         (8.11)       16.20          2.04          1.68         2.11
                                         ------        ------       ------        ------        ------       ------
Total from investment
   operations ..........................   0.99         (7.88)       14.83          2.33          1.83         2.36
                                         ------        ------       ------        ------        ------       ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...............     --         (0.37)       (0.08)        (0.29)        (0.24)       (0.03)
   Net realized gain from
     investment transactions ...........     --            --           --         (4.11)        (0.90)       (0.12)
                                         ------        ------       ------        ------        ------       ------
Total distributions ....................     --         (0.37)       (0.08)        (4.40)        (1.14)       (0.15)
                                         ------        ------       ------        ------        ------       ------
OTHER CAPITAL CHANGES 4 ................     --            --         2.26            --            --           --
                                         ------        ------       ------        ------        ------       ------
NET ASSET VALUE,
   END OF PERIOD ....................... $21.18        $20.19       $28.44        $11.43        $13.50       $12.81
                                         ======        ======       ======        ======        ======       ======
TOTAL INVESTMENT RETURN ................   4.90%       (28.10)%     149.63%        21.18%        15.36%       22.48%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ....................$19,455       $21,612      $50,677          $897        $5,387      $39,330
   Ratios to average net assets:
     Net investment income .............   0.03%5        0.48%        0.92%         1.23%         1.12%        1.71%
     Expenses after waivers
        and/or reimbursements
        (includes interest expense
        paid by the Fund) ..............   1.30%5        1.28%        1.28%           --%           --%          --%
     Expenses after waivers
        and/or reimbursements
        (excludes interest expense
        paid by the Fund) ..............   1.25%5        1.25%        1.25%         0.90%         0.90%        0.90%
     Expenses before waivers
        and/or reimbursements
        (includes interest expense
        paid by the Fund) ..............   2.25%5        1.63%        1.94%         1.64%         1.13%        1.17%
   Portfolio turnover rate .............     74%          238%         377%           80%           49%          45%

--------------------------------------------------------------------------------
1 Unaudited.
2 Calculated using average shares methodology.
3 Amount rounds to less than $0.01 per share.
4 Represents one-time gain from accounting for cancellation of certain shareholder trades.
5 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
International Equity Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 EUROPEAN EQUITY FUND--                                                                              FOR THE PERIOD
 INVESTMENT CLASS                                        FOR THE SIX                 FOR THE        DEC. 23, 1999 2
                                                        MONTHS ENDED              YEAR ENDED                THROUGH
                                                    APRIL 30, 2002 1        OCTOBER 31, 2001       OCTOBER 31, 2000
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .......................  $19.18                  $27.11                 $14.63
                                                              ------                  ------                 ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment (expenses in
     excess of) income .....................................   (0.03)3                  0.03                   0.04
   Net realized and unrealized gain (loss) on
     investments and foreign currencies ....................    0.95                   (7.55)                 11.48
                                                              ------                  ------                 ------
Total from investment operations ...........................    0.92                   (7.52)                 11.52
                                                              ------                  ------                 ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...................................      --                   (0.41)                    --
                                                              ------                  ------                 ------
Total distributions ........................................      --                   (0.41)                    --
                                                              ------                  ------                 ------
OTHER CAPITAL CHANGES 4 ....................................      --                      --                   0.96
                                                              ------                  ------                 ------
NET ASSET VALUE, END OF PERIOD .............................  $20.10                  $19.18                 $27.11
                                                              ======                  ======                 ======
TOTAL INVESTMENT RETURN ....................................    4.80%                 (28.17)%                85.30%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ................ $11,269                 $13,411                $29,739
   Ratios to average net assets:
     Net investment (expense in
        excess of) income ..................................    (0.30)%5                0.24%                  0.36%5
     Expenses after waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ..........................    1.55%5                  1.53%                  1.54%5
     Expenses after waivers and/or
        reimbursements (excludes interest
        expense paid by the Fund) ..........................    1.50%5                  1.50%                  1.50%5
     Expenses before waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ..........................    2.50%5                  1.88%                  2.07%5
   Portfolio turnover rate .................................      74%                    238%                   377%

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Calculated using average shares methodology.
4 Represents one-time gain from accounting for cancellation of certain shareholder trades.
5 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
International Equity Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 EUROPEAN EQUITY FUND--                                                                               FOR THE PERIOD
 CLASS A                                                                       FOR THE SIX       FEBRUARY 28, 2001 2
                                                                              MONTHS ENDED                   THROUGH
                                                                          APRIL 30, 2002 1          OCTOBER 31, 2001
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ...........................................   $  7.46                   $10.00
                                                                                   -------                   ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment (expenses in excess of) income ...............................     (0.01)3                   0.00 4
   Net realized and unrealized gain (loss) on investments
     and foreign currencies ....................................................      0.34                    (2.54)
                                                                                   -------                   ------
Total from investment operations ...............................................      0.33                    (2.54)
                                                                                   -------                   ------
NET ASSET VALUE, END OF PERIOD .................................................   $  7.79                   $ 7.46
                                                                                   =======                   ======
TOTAL INVESTMENT RETURN ........................................................      4.42%                  (25.40)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ....................................      $272                     $283
   Ratios to average net assets:
     Net investment (expense in excess of) income ..............................     (0.32)%5                  0.25%5
     Expenses after waivers and/or reimbursements
        (includes interest expense paid by the Fund) ...........................      1.55%5                   1.53%5
     Expenses after waivers and/or reimbursements
        (excludes interest expense paid by the Fund) ...........................      1.50%5                   1.50%5
     Expenses before waivers and/or reimbursements
        (includes interest expense paid by the Fund) ...........................      2.50%5                   1.88%5
   Portfolio turnover rate .....................................................        74%                     238%

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Calculated using average shares methodology.
4 Amount rounds to less than $0.01 per share.
5 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
International Equity Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 EUROPEAN EQUITY FUND--                                                                               FOR THE PERIOD
 CLASS B                                                                       FOR THE SIX       FEBRUARY 28, 2001 2
                                                                              MONTHS ENDED                   THROUGH
                                                                          APRIL 30, 2002 1          OCTOBER 31, 2001
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .............................................  $ 7.42                   $10.00
                                                                                    ------                   ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ..................................................   (0.03)3                  (0.01)
   Net realized and unrealized gain (loss) on investments
     and foreign currencies ......................................................    0.35                    (2.57)
                                                                                    ------                   ------
Total from investment operations .................................................    0.32                    (2.58)
                                                                                    ------                   ------
NET ASSET VALUE, END OF PERIOD ...................................................  $ 7.74                   $ 7.42
                                                                                    ======                   ======
TOTAL INVESTMENT RETURN ..........................................................    4.31%                  (25.80)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ......................................    $138                      $67
   Ratios to average net assets:
     Expenses in excess of income ................................................   (0.83)%4                 (0.26)%4
     Expenses after waivers and/or reimbursements
        (includes interest expense paid by the Fund) .............................    2.30%4                   2.28%4
     Expenses after waivers and/or reimbursements
        (excludes interest expense paid by the Fund) .............................    2.25%4                   2.25%4
     Expenses before waivers and/or reimbursements
        (includes interest expense paid by the Fund) .............................    3.25%4                   2.63%4
   Portfolio turnover rate .......................................................      74%                     238%

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Calculated using average shares methodology.
4 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
International Equity Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 EUROPEAN EQUITY FUND--                                                                               FOR THE PERIOD
 CLASS C                                                                       FOR THE SIX       FEBRUARY 28, 2001 2
                                                                              MONTHS ENDED                  THROUGH
                                                                          APRIL 30, 2002 1         OCTOBER 31, 2001
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ............................................   $ 7.45                   $10.00
                                                                                    ------                   ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income .................................................    (0.03)3                  (0.01)
   Net realized and unrealized gain (loss) on investments
     and foreign currencies .....................................................     0.36                    (2.54)
                                                                                    ------                   ------
Total from investment operations ................................................     0.33                    (2.55)
                                                                                    ------                   ------
NET ASSET VALUE, END OF PERIOD ..................................................   $ 7.78                   $ 7.45
                                                                                    ======                   ======
TOTAL INVESTMENT RETURN .........................................................     4.43%                  (25.50)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) .....................................     $359                      $94
   Ratios to average net assets:
     Expenses in excess of income ...............................................    (0.67)%4                 (0.29)%4
     Expenses after waivers and/or reimbursements
        (includes interest expense paid by the Fund) ............................     2.30%4                   2.28%4
     Expenses after waivers and/or reimbursements
        (excludes interest expense paid by the Fund) ............................     2.25%4                   2.25%4
     Expenses before waivers and/or reimbursements
        (includes interest expense paid by the Fund) ............................     3.25%4                   2.63%4
   Portfolio turnover rate ......................................................       74%                     238%

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Calculated using average shares methodology.
4 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
International Equity Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 INTERNATIONAL SELECT               FOR THE SIX
 EQUITY FUND--                     MONTHS ENDED
 INSTITUTIONAL CLASS                  APRIL 30,                                      FOR THE YEARS ENDED OCTOBER 31,
                                         2002 1          2001         2000          1999          1998          1997
PER SHARE OPERATING
   PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ................. $14.45        $21.50       $18.10        $12.02        $11.62       $11.88
                                         ------        ------       ------        ------        ------       ------
INCOME FROM INVESTMENT
   OPERATIONS
   Net investment (expenses in
     excess of) income .................   0.042         0.08        (0.85)        (0.09)         0.12         0.16
   Net realized and unrealized
     gain (loss) on investments
     and foreign currencies ............   1.44         (5.14)        4.57          6.91          0.90         0.28
                                         ------        ------       ------        ------        ------       ------
Total from investment
   operations ..........................   1.48         (5.06)        3.72          6.82          1.02         0.44
                                         ------        ------       ------        ------        ------       ------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ...............  (0.01)           --        (0.04)        (0.07)        (0.23)       (0.15)
   Net realized gain from
     investment transactions ...........     --         (1.99)       (0.28)        (0.67)        (0.39)       (0.55)
                                         ------        ------       ------        ------        ------       ------
   Total distributions .................  (0.01)        (1.99)       (0.32)        (0.74)        (0.62)       (0.70)
                                         ------        ------       ------        ------        ------       ------
NET ASSET VALUE,
   END OF PERIOD ....................... $15.92        $14.45       $21.50        $18.10        $12.02       $11.62
                                         ======        ======       ======        ======        ======       ======
TOTAL INVESTMENT RETURN ................  10.31%       (25.57)%      20.68%        59.39%         9.28%        3.78%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ....................$87,651       $65,548      $55,043       $61,577        $5,419       $4,954
   Ratios to average net assets:
     Net investment (expenses
        in excess of) income ...........   0.51%3        0.36%       (0.16)%        0.52%         0.92%        0.97%
     Expenses after waivers
        and/or reimbursements
        (includes interest expense
        paid by the Fund) ..............   1.17%3        1.16%        0.96%          --%           --%          --%
     Expenses after waivers
        and/or reimbursements
        (excludes interest expense
        paid by the Fund) ..............   1.16%3        1.15%        0.96%         0.90%         0.90%        0.90%
     Expenses before waivers
        and/or reimbursements
        (includes interest expense
        paid by the Fund) ..............   1.17%3        1.16%        0.96%         2.21%         2.89%        2.79%
   Portfolio turnover rate .............     73%          220%         233%          239%          127%          55%

--------------------------------------------------------------------------------
1 Unaudited.
2 Calculated using average shares methodology.
3 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
International Equity Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 INTERNATIONAL SELECT EQUITY FUND--                     FOR THE SIX
 INVESTMENT CLASS                                      MONTHS ENDED
                                                           APRIL 30,                FOR THE YEARS ENDED OCTOBER 31,
                                                              2002 1                    2001                   2000
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .......................  $14.24                  $21.31                 $18.09
                                                              ------                  ------                 ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ...................................    0.02 2                  0.00 3                 0.01
   Net realized and unrealized gain (loss) on
     investments and foreign currencies ....................    1.43                   (5.08)                  3.49
                                                              ------                  ------                 ------
Total from investment operations ...........................    1.45                   (5.08)                  3.50
                                                              ------                  ------                 ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain from
     investment transactions ...............................      --                   (1.99)                 (0.28)
                                                              ------                  ------                 ------
   Total distributions .....................................      --                   (1.99)                 (0.28)
                                                              ------                  ------                 ------
NET ASSET VALUE, END OF PERIOD .............................  $15.69                  $14.24                 $21.31
                                                              ======                  ======                 ======
TOTAL INVESTMENT RETURN ....................................   10.18%                 (25.88)%                19.41%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ................  $9,879                  $9,661                 $9,430
   Ratios to average net assets:
     Net investment income .................................    0.20%4                  0.12%                  0.04%
     Expenses after waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ..........................    1.40%4                  1.41%                  1.28%
     Expenses after waivers and/or
        reimbursements (excludes interest
        expense paid by the Fund) ..........................    1.39%4                  1.40%                  1.28%
     Expenses before waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ..........................    1.40%4                  1.41%                  1.28%
   Portfolio turnover rate .................................      73%                    220%                   233%

--------------------------------------------------------------------------------
1 Unaudited.
2 Calculated using average shares methodology.
3 Amount rounds to less than $0.01 per share.
4 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
International Equity Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 INTERNATIONAL SELECT EQUITY FUND--                                                                   FOR THE PERIOD
 PREMIER CLASS                                           FOR THE SIX                 FOR THE     FEBRUARY 29, 2000 2
                                                        MONTHS ENDED              YEAR ENDED                 THROUGH
                                                    APRIL 30, 2002 1        OCTOBER 31, 2001        OCTOBER 31, 2000
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .....................    $14.37                  $21.48                 $27.67
                                                              ------                  ------                 ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .................................      0.06 3                  0.08                   0.07
   Net realized and unrealized gain (loss) on
     investments and foreign currencies ..................      1.44                   (5.08)                 (6.26)
                                                              ------                  ------                 ------
Total from investment operations .........................      1.50                   (5.00)                 (6.19)
                                                              ------                  ------                 ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .................................     (0.05)                  (0.12)                    --
   Net realized gain from
     investment transactions .............................        --                   (1.99)                    --
                                                              ------                  ------                 ------
   Total distributions ...................................     (0.05)                  (2.11)                    --
                                                              ------                  ------                 ------
NET ASSET VALUE, END OF PERIOD ...........................    $15.82                  $14.37                 $21.48
                                                              ======                  ======                 ======
TOTAL INVESTMENT RETURN ..................................     10.42%                 (25.44)%               (22.37)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ..............  $175,950                $159,332               $213,688
   Ratios to average net assets:
     Net investment income ...............................      0.74%4                  0.52%                  0.56%4
     Expenses after waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ........................      0.91%4                  0.91%                  0.90%4
     Expenses after waivers and/or
        reimbursements (excludes interest
        expense paid by the Fund) ........................      0.90%4                  0.90%                  0.90%4
     Expenses before waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ........................      1.17%4                  1.16%                  1.15%4
   Portfolio turnover rate ...............................        73%                    220%                   233%

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Calculated using average shares methodology.
4 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
International Equity Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 INTERNATIONAL SELECT EQUITY FUND--                                                                  FOR THE PERIOD
 CLASS A                                                                        FOR THE SIX     FEBRUARY 28, 2001 2
                                                                               MONTHS ENDED                 THROUGH
                                                                           APRIL 30, 2002 1        OCTOBER 31, 2001
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .............................................   $ 8.19                  $10.00
                                                                                     ------                  ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment (expenses in excess of) income .................................     0.01 3                 (0.01)
   Net realized and unrealized gain (loss) on investments
     and foreign currencies ......................................................     0.83                   (1.80)
                                                                                     ------                  ------
Total from investment operations .................................................     0.84                   (1.81)
                                                                                     ------                  ------
NET ASSET VALUE, END OF PERIOD ...................................................   $ 9.03                  $ 8.19
                                                                                     ======                  ======
TOTAL INVESTMENT RETURN ..........................................................    10.26%                 (18.10)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ......................................     $341                    $484
   Ratios to average net assets:
     Net investment (expenses in excess of) income ...............................     0.25%4                 (0.15)%4
     Expenses after waivers and/or reimbursements
        (includes interest expense paid by the Fund) .............................     1.39%4                  1.41%4
     Expenses after waivers and/or reimbursements
        (excludes interest expense paid by the Fund) .............................     1.38%4                  1.40%4
     Expenses before waivers and/or reimbursements
        (includes interest expense paid by the Fund) .............................     1.39%4                  1.41%4
   Portfolio turnover rate .......................................................       73%                    220%

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Calculated using average shares methodology.
4 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
International Equity Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 INTERNATIONAL SELECT EQUITY FUND--                                                                  FOR THE PERIOD
 CLASS B                                                                        FOR THE SIX     FEBRUARY 28, 2001 2
                                                                               MONTHS ENDED                 THROUGH
                                                                           APRIL 30, 2002 1        OCTOBER 31, 2001
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .............................................   $ 8.11                  $10.00
                                                                                     ------                  ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ..................................................    (0.02)3                 (0.02)
   Net realized and unrealized gain (loss) on investments
     and foreign currencies ......................................................     0.81                   (1.87)
                                                                                     ------                  ------
Total from investment operations .................................................     0.79                   (1.89)
                                                                                     ------                  ------
NET ASSET VALUE, END OF PERIOD ...................................................   $ 8.90                  $ 8.11
                                                                                     ======                  ======
TOTAL INVESTMENT RETURN ..........................................................     9.74%                 (18.90)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ......................................     $156                     $80
   Ratios to average net assets:
     Expenses in excess of income ................................................    (0.56)%4                (0.43)%4
     Expenses after waivers and/or reimbursements
        (includes interest expense paid by the Fund) .............................     2.15%4                  2.16%4
     Expenses after waivers and/or reimbursements
        (excludes interest expense paid by the Fund) .............................     2.14%4                  2.15%4
     Expenses before waivers and/or reimbursements
        (includes interest expense paid by the Fund) .............................     2.15%4                  2.16%4
   Portfolio turnover rate .......................................................       73%                    220%

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Calculated using average shares methodology.
4 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
International Equity Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 INTERNATIONAL SELECT EQUITY FUND--                                                                  FOR THE PERIOD
 CLASS C                                                                        FOR THE SIX     FEBRUARY 28, 2001 2
                                                                               MONTHS ENDED                 THROUGH
                                                                           APRIL 30, 2002 1        OCTOBER 31, 2001
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ............................................    $ 8.11                  $10.00
                                                                                     ------                  ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income .................................................     (0.02)3                 (0.02)
   Net realized and unrealized gain (loss) on investments
     and foreign currencies .....................................................      0.81                   (1.87)
                                                                                     ------                  ------
Total from investment operations ................................................      0.79                   (1.89)
                                                                                     ------                  ------
NET ASSET VALUE, END OF PERIOD ..................................................    $ 8.90                  $ 8.11
                                                                                     ======                  ======
TOTAL INVESTMENT RETURN .........................................................      9.86%                 (18.90)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) .....................................      $313                    $105
   Ratios to average net assets:
     Expenses in excess of income ...............................................     (0.42)%4                (0.53)%4
     Expenses after waivers and/or reimbursements
        (includes interest expense paid by the Fund) ............................      2.17%4                  2.16%4
     Expenses after waivers and/or reimbursements
        (excludes interest expense paid by the Fund) ............................      2.16%4                  2.15%4
     Expenses before waivers and/or reimbursements
        (includes interest expense paid by the Fund) ............................      2.17%4                  2.16%4
   Portfolio turnover rate ......................................................        73%                    220%

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Calculated using average shares methodology.
4 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
International Equity Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 EMERGING MARKETS                   FOR THE SIX
 EQUITY FUND--                     MONTHS ENDED
 INSTITUTIONAL CLASS                  APRIL 30,                                      FOR THE YEARS ENDED OCTOBER 31,
                                         2002 1          2001         2000          1999          1998          1997
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ...............   $ 4.47        $ 6.24       $ 6.84        $ 4.92        $ 7.69       $ 8.80
                                         ------        ------       ------        ------        ------       ------
INCOME FROM INVESTMENT
   OPERATIONS
   Net investment (expenses in
     excess of) income ...............     0.02          0.09         0.01          0.03          0.03        (0.03)
   Net realized and unrealized
     gain (loss) on investments
     and foreign currencies ..........     1.46         (1.54)       (0.58)         1.89         (2.42)       (0.85)
                                         ------        ------       ------        ------        ------       ------
Total from investment
   operations ........................     1.48         (1.45)       (0.57)         1.92         (2.39)       (0.88)
                                         ------        ------       ------        ------        ------       ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .............    (0.07)           --        (0.03)           --            --        (0.01)
   Net realized gain from
     investment transactions .........       --         (0.32)          --            --         (0.38)       (0.22)
                                         ------        ------       ------        ------        ------       ------
Total distributions ..................    (0.07)        (0.32)       (0.03)           --         (0.38)       (0.23)
                                         ------        ------       ------        ------        ------       ------
NET ASSET VALUE,
   END OF PERIOD .....................   $ 5.88        $ 4.47       $ 6.24        $ 6.84        $ 4.92       $ 7.69
                                         ======        ======       ======        ======        ======       ======
TOTAL INVESTMENT RETURN ..............    33.35%       (24.24)%      (8.45)%       39.02%       (32.66)%     (10.31)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) .................. $116,510      $104,381     $133,360      $163,886       $46,080      $94,101
   Ratios to average net assets:
     Net investment income ...........     0.74%2        1.69%        0.16%         0.63%         0.90%        0.68%
     Expenses after waivers
        and/or reimbursements
        (includes interest expense
        paid by the Fund) ............     1.26%2        1.28%        1.27%           --%           --%          --%
     Expenses after waivers
        and/or reimbursements
        (excludes interest expense
        paid by the Fund) ............     1.25%2        1.25%        1.25%         1.25%         1.25%        1.25%
     Expenses before waivers
        and/or reimbursements
        (includes interest expense
        paid by the Fund) ............     1.77%2        1.78%        1.76%         1.90%         1.52%        1.44%
   Portfolio turnover rate ...........       30%           83%          58%           70%           85%          94%

--------------------------------------------------------------------------------
1 Unaudited.
2 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (Unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
Morgan Grenfell Investment Trust (the 'Company') is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as a diversified, open-end management investment company. The Company is organized as a business trust under the laws of the state of Delaware. The European Equity Fund, International Select Equity Fund and Emerging Markets Equity Fund are three of the funds the Company offers to investors.

The European Equity Fund offers five classes of shares to investors:
Institutional Class, Investment Class, Class A Shares, Class B Shares and Class C Shares. The International Select Equity Fund offers six classes of shares to investors: Institutional Class, Investment Class, Class A Shares, Class B Shares, Class C Shares and Premier Class. The Emerging Markets Equity Fund offers one class of shares to investors: Institutional Class. The Class A Shares have a maximum front-end sales charge of 5.50%. The Class B Shares have a maximum contingent deferred sales charge of 5.00%. The Class C Shares have a maximum contingent deferred sales charge of 1.00%. All shares have equal rights with respect to voting except that shareholders vote separately on matters affecting their rights as holders of a particular series or class.

The investment objective of each Fund is as follows: The European Equity Fund seeks capital appreciation by investing primarily in stocks and other securities with equity characteristics of companies located in European countries. The International Select Equity Fund seeks capital appreciation by investing primarily in stocks and other securities with equity characteristics of companies located in the developed countries that make up the Morgan Stanley Capital International (MSCI) EAFE Index. The Emerging Markets Equity Fund seeks capital appreciation by investing primarily in stocks and other securities with equity characteristics of companies located in countries with emerging securities markets. Details concerning each Fund's investment objective and policies and the risk factors associated with the Funds' investments are described in each Fund's Prospectus and Statement of Additional Information.

B. VALUATION OF SECURITIES
Each Fund values its investments at market value.

When valuing listed equity securities, each Fund uses the last sale price prior to the calculation of the Fund's net asset value. When valuing equity securities that are not listed or that are listed but have not traded, each Fund uses the bid price in the over-the-counter market.

When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, each Fund determines a fair value in good faith under procedures established by and under the general supervision of the Fund's Board of Trustees. The Funds may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Funds value their investments. After consideration of various factors, the Funds may value the securities at their last reported price or at some other value. On April 30, 2002, there were no fair valued securities.

C. SECURITIES TRANSACTIONS, INVESTMENT INCOME AND OTHER
Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date or, in the case of certain foreign securities, upon receipt of ex-dividend notification. Estimated expenses are also accrued daily.

Distribution and service fees specifically attributable to a class are allocated to that class. All other expenses, income, gains and losses are allocated among the classes based upon their relative net assets.

D. DISTRIBUTIONS
Each Fund pays annual dividends from its net investment income and makes annual distributions of any net realized capital gains to the extent they exceed capital loss carryforwards. Each Fund records dividends and distributions on its books on the ex-dividend date.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (Unaudited)

E. FEDERAL INCOME TAXES
It is each Fund's policy to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and capital gains to shareholders. Therefore, no federal income taxes have been accrued.

F. CASH
Cash includes deposits held at the Fund's custodian in a variable rate account at the applicable interest rate.

G. FOREIGN CURRENCY TRANSLATION
Each Fund maintains its accounting records in US dollars. The Funds determine the US dollar value of foreign currency denominated assets, liabilities and transactions by using prevailing exchange rates. In valuing assets and liabilities, the Funds use the prevailing exchange rate on the valuation date. In valuing securities transactions, the receipt of income and the payment of expenses, the Funds use the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency translation shown on each Fund's financial statements result from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund's books and the US dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments in equity securities, the Funds do not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the US dollar value of the foreign currency.

H. FORWARD FOREIGN CURRENCY CONTRACTS
Each Fund may use forward foreign currency contracts to manage foreign exchange rate risk. Each Fund may use these contracts to fix the US dollar value of a securities transaction for the period between the date of the transaction and the date the security is received or delivered or to hedge the US dollar value of securities it already owns. The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities, but does establish a rate of exchange that can be achieved in the future.

The European Equity Fund and the International Select Equity Fund may also use forward foreign currency contracts to enhance their performance.

The Funds determine the net US dollar value of forward foreign currency contracts using prevailing exchange rates.

I. OPTIONS CONTRACTS
Each Fund may purchase option contracts that allow it to either buy the underlying security (in the case of a call) or sell the underlying security (in the case of a put) at a specified price on or before a specified expiration date. When the Fund buys a call, it increases its exposure to the underlying security. When the Fund buys a put, it limits its exposure to the underlying security.

Each Fund treats a purchased option as an investment. When the Fund either sells the option or allows it to expire, it records a gain or loss. When the Fund purchases a security through the exercise of a call, it adds the premium it paid for the call to the exercise price it paid for the security to determine its cost basis. When the Fund sells a security through the exercise of a put, it subtracts the premium it paid for the put from the price it receives for the security to determine its profit or loss.

Each Fund may also write option contracts that obligate it to either buy the underlying security (in the case of a put) or sell the underlying security (in the case of a call). When the Fund writes a put, it increases its exposure to the underlying security. When the Fund writes a call, it limits its exposure to the underlying security.

Each Fund treats a written option as a liability. When the Fund buys an option it has written or when the option expires, the Fund records a gain or loss. When the Fund purchases a security because a put it has written is exercised, it subtracts the premium it received when it wrote the put from the exercise price it pays for the security to determine its cost basis. When the Fund

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (Unaudited)

sells a security because a call it has written is exercised, it adds the premium it received when it wrote the call to the price it receives for the security to determine its profit or loss.

J. ESTIMATES
In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

NOTE 2--FEES AND TRANSACTIONS
        WITH AFFILIATES
Deutsche Asset Management, Inc. ('DeAM, Inc.'), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the European Equity Fund and Deutsche Asset Management Investment Services Limited is the Advisor for the International Select Equity Fund and Emerging Markets Equity Fund. Each Fund pays the respective Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the following annual rates: 0.70% for the European Equity Fund and International Select Equity Fund and 1.00% for the Emerging Markets Equity Fund.

DeAM Inc., is each Fund's Administrator. Each Fund pays the Administrator an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.30%.

The Advisor and Administrator have contractually agreed to waive their fees and/or reimburse expenses of each Fund through February 28, 2003, to the extent necessary, to limit all expenses to a specified percentage of the average daily net assets as follows:

                                International       Emerging
                      European         Select        Markets
                   Equity Fund    Equity Fund    Equity Fund
                   -----------  -------------    -----------
Institutional Class       1.25%          1.25%          1.25%
Investment Class          1.50           1.50             --
Premier Class               --           0.90             --
Class A                   1.50           1.50             --
Class B                   2.25           2.25             --
Class C                   2.25           2.25             --


ICCC is each Fund's accounting and transfer agent. The Administrator pays a fee to ICCC for providing these services.

Certain officers and directors of the Funds are also officers or directors of ICCC or affiliated with Deutsche Bank AG. These persons are not paid by the Funds for serving in these capacities.

The Trust, on behalf of each Fund, has adopted a service plan pursuant to which each fund that offers an Investment Class pays service fees at an aggregate annual rate of up to 0.25% of the Investment Class average daily net assets. The Fund pays Service plan fees to Service Organizations that have agreements with the Trust, to compensate them for providing personal services and/or account maintenance services to their customers who invest in the Investment Class.

The European Equity Fund and International Select Equity Fund implemented a redemption fee of 2%, whereby shareholders are charged a redemption fee of 2% if they subscribe to a class and redeem or transfer their shares within 60 days.

NOTE 3--OTHER FEES
ICC Distributors, Inc. is the European Equity Fund's and International Select Equity Fund's Distributor. These Funds pays the Distributor an annual fee, pursuant to Rule 12b-1, based on its average daily net assets, which is calculated daily and paid monthly at the following annual rates: 0.25% of the Class A Shares' average daily net assets and 0.75% of the Class B and Class C Shares' average daily net assets. These Funds also pay the Distributor a shareholder servicing fee based on the average daily net assets of the Class B and Class C Shares which is calculated daily and paid monthly at the annual rate of 0.25%. The Funds do not pay fees on the Institutional Shares.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (Unaudited)

NOTE 4--CAPITAL SHARE TRANSACTIONS
There were an unlimited number of capital shares authorized. Transactions in capital shares were as follows:

                                                                                              European Equity Fund
               ------------------------------------------------  -------------------------------------------------
                                    Institutional Class Shares                             Investment Class Shares
               ------------------------------------------------  -------------------------------------------------
                             For the                   For the                   For the                   For the
                    Six Months Ended                Year Ended          Six Months Ended                Year Ended
                    April 30, 2002 1          October 31, 2001          April 30, 2002 1          October 31, 2001
               ---------------------   ------------------------  -----------------------   -----------------------
                  Shares      Amount       Shares       Amount       Shares       Amount       Shares       Amount
               -------- ------------   ---------- -------------  ---------- ------------   ---------- ------------
Sold            605,291  $12,652,560    3,893,490 $ 101,431,239   1,095,093  $21,517,908    3,335,001 $ 79,175,833
Reinvested           --           --       18,556       521,428          --           --       14,362      384,032
Redeemed       (757,462) (15,697,867)  (4,622,548) (118,680,309) (1,233,783) (24,239,236)  (3,746,923) (89,288,817)
               -------- ------------   ---------- -------------  ---------- ------------   ---------- ------------
Net decrease   (152,171)$ (3,045,307)    (710,502)$ (16,727,642)   (138,690)$ (2,721,328)    (397,560)$ (9,728,952)
               ======== ============   ========== =============  ========== ============   ========== ============

                                                                                              European Equity Fund
               ------------------------------------------------  -------------------------------------------------
                                                Class A Shares                                      Class B Shares
               ------------------------------------------------  -------------------------------------------------
                             For the            For the Period                   For the            For the Period
                    Six Months Ended        February 28, 2001 2         Six Months Ended       February 28, 2001 2
                    April 30, 2002 1  through October 31, 2001          April 30, 2002 1  through October 31, 2001
               ---------------------   ------------------------  -----------------------   -----------------------
                  Shares      Amount       Shares       Amount       Shares       Amount       Shares       Amount
               -------- ------------   ---------- -------------  ---------- ------------   ---------- ------------
Sold            150,520  $ 1,141,570      315,222   $ 2,518,601       8,688      $66,915       12,634     $114,395
Reinvested           --           --           --            --          --           --           --           --
Redeemed       (153,610)  (1,173,792)    (277,236)   (2,221,658)         --           --       (3,538)     (24,872)
               --------  -----------     --------   -----------       -----      -------       ------     --------
Net increase
   (decrease)    (3,090) $   (32,222)      37,986   $   296,943       8,688      $66,915        9,096     $ 89,523
               ========  ===========     ========   ===========       =====      =======       ======     ========

                                          European Equity Fund
                 ---------------------------------------------
                                                Class C Shares
                 ---------------------------------------------
                             For the            For the Period
                    Six Months Ended       February 28, 2001 2
                    April 30, 2002 1  through October 31, 2001
                 ---------------------------------  ----------
                 Shares       Amount       Shares       Amount
                 ------     --------      -------    ---------
Sold             34,807     $273,038       14,995    $ 131,092
Reinvested           --           --           --           --
Redeemed         (1,305)     (10,240)      (2,329)     (16,373)
                 ------     --------      -------    ---------
Net increase     33,502     $262,798       12,666    $ 114,719
                 ======     ========      =======    =========

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (Unaudited)

                                                                                  International Select Equity Fund
               ---------------------------------------------------------------------------------------------------
                                    Institutional Class Shares                             Investment Class Shares
               ------------------------------------------------  -------------------------------------------------
                             For the                   For the                   For the                   For the
                    Six Months Ended                Year Ended          Six Months Ended                Year Ended
                    April 30, 2002 1          October 31, 2001          April 30, 2002 1          October 31, 2001
               ---------------------   ------------------------  -----------------------   -----------------------
                  Shares      Amount       Shares       Amount       Shares       Amount       Shares       Amount
               -------- ------------   ---------- -------------  ---------- ------------   ---------- ------------
Sold          4,262,868   $64,634,565  19,163,111 $ 336,432,489   2,528,253 $ 37,444,175    5,911,641 $ 95,487,716
Reinvested        2,841        43,447     176,484     3,270,251          --           --       61,781    1,133,674
Redeemed     (3,297,453)  (50,216,535)(17,363,496) (307,834,875) (2,577,030) (38,562,244)  (5,737,610) (93,212,456)
             ----------   ----------- ----------- -------------  ---------- ------------   ---------- ------------
Net increase
   (decrease)   968,256   $14,461,477   1,976,099 $  31,867,865     (48,777)$ (1,118,069)     235,812 $  3,408,934
             ==========   =========== =========== =============  ========== ============   ========== ============

                                                                                  International Select Equity Fund
               ---------------------------------------------------------------------------------------------------
                                           Premier Class Shares                                     Class A Shares
               ------------------------------------------------   ------------------------------------------------
                             For the                    For the                  For the            For the Period
                    Six Months Ended                 Year Ended         Six Months Ended       February 28, 2001 2
                    April 30, 2002 1           October 31, 2001         April 30, 2002 1  through October 31, 2001
               ---------------------   ------------------------  -----------------------   -----------------------
                  Shares      Amount       Shares       Amount       Shares       Amount       Shares       Amount
               -------- ------------   ---------- -------------  ---------- ------------   ---------- ------------
Sold              1,496     $132,673       41,389   $   666,749     160,879  $ 1,372,377      541,815  $ 4,820,228
Reinvested       32,873      499,006    1,139,194    21,064,883          --           --           --           --
Redeemed           (155)      (2,359)     (38,278)     (601,688)   (182,302)  (1,577,376)    (482,666)  (4,372,440)
                -------     ---------   ---------   -----------    --------  -----------     --------  -----------
Net increase
   (decrease)    34,214     $629,320    1,142,305   $21,129,944     (21,423) $  (204,999)      59,149  $   447,788
                =======     =========   =========   ===========    ========  ===========     ========  ===========

                                                                                  International Select Equity Fund
               ---------------------------------------------------------------------------------------------------
                                                Class B Shares                                      Class C Shares
               -----------------------------------------------       ---------------------------------------------
                             For the            For the Period                   For the            For the Period
                    Six Months Ended       February 28, 2001 2          Six Months Ended       February 28, 2001 2
                    April 30, 2002 1 through October 31, 200 1          April 30, 2002 1  through October 31, 2001
               --------------------- -------------------------       -------------------  ------------------------
                  Shares      Amount       Shares       Amount       Shares       Amount       Shares       Amount
               -------- ------------   ---------- -------------  ---------- ------------   ---------- ------------
Sold             11,027     $ 92,881        9,831       $92,236      22,239     $187,546       12,884     $123,029
Reinvested           --           --           --            --          --           --           --           --
Redeemed         (3,270)     (27,218)          --            --          --           --           --           --
                -------     ---------       -----       -------    --------     --------     --------     --------
Net increase      7,757     $ 65,663        9,831       $92,236      22,239     $187,546       12,884     $123,029
                =======     =========       =====       =======    ========     ========     ========     ========

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (Unaudited)

                                  Emerging Markets Equity Fund
             -------------------------------------------------
                             For the                   For the
                    Six Months Ended                Year Ended
                    April 30, 2002 1          October 31, 2001
             -----------------------    ----------------------
                  Shares      Amount       Shares       Amount
             -----------   ---------    ---------    ---------
Sold          1,022,648 $  5,817,944   29,858,168 $ 161,896,137
Reinvested      300,441    1,529,246    1,138,061     6,316,236
Redeemed     (4,857,755) (28,117,375) (29,029,619) (159,561,542)
             ---------- ------------  -----------  ------------
Net increase
   (decrease)(3,534,666)$(20,770,185)   1,966,610  $  8,650,831
             ========== ============  ===========  ============

NOTE 5--PURCHASES AND SALES OF
        INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended April 30, 2002, were as follows:

Fund                           Purchases         Sales
----                           ---------         -----
European Equity Fund        $ 22,980,819  $ 30,044,272
International Select
  Equity Fund                191,997,298   185,321,794
Emerging Markets
  Equity Fund                 36,355,870    56,571,730

For federal income tax purposes, the tax basis of investments held, the aggregate gross unrealized appreciation for all investments and the aggregate gross unrealized depreciation for all investments at April 30, 2002 was as follows:

                      Cost of   Unrealized   Unrealized
Fund              Investments Appreciation Depreciation
----              ----------- ------------ ------------
European
  Equity Fund    $ 27,370,814  $ 3,090,744 $(1,071,014)
International Select
  Equity Fund     253,373,845   20,922,996  (7,982,575)
Emerging Markets
  Equity Fund      97,402,252   23,233,347  (6,475,469)

NOTE 6--LINE OF CREDIT
Each Fund participates with other affiliated entities in an unsecured revolving credit facility with Fleet National Bank in the amount of $50,000,000, which expires June 24, 2002. A commitment fee is apportioned among the participants based on their relative net assets.

The following is a summary of borrowings made during the six months ended April 30, 2002:

                                  Weighted            Weighted
                      Maximum      Average             Average
                       Amount      Balance  Interest  Interest
Fund                 Borrowed  Outstanding      Paid      Rate
----                 --------  -----------  --------  --------
European
  Equity Fund      $2,752,479   $1,154,251    $3,743     2.96%
International Select
  Equity Fund      $7,040,000   $3,243,138    $8,561     3.01%
Emerging Markets
  Equity Fund      $8,040,000    $ 869,311    $4,082     2.81%

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (Unaudited)

NOTE 7--OPEN FORWARD FOREIGN CURRENCY CONTRACTS The Funds had the following open contracts at April 30, 2002:

EUROPEAN EQUITY FUND                                                                                    Unrealized
                                                                                                     Appreciation/
                                                                                      Contract      (Depreciation)
Contracts to Deliver               In Exchange For         Settlement Date         Value (US$)               (US$)
--------------------------------------------------------------------------------------------------------------------
Sales
--------------------------------------------------------------------------------------------------------------------
Swiss Franc       2,263,757      US Dollars $1,371,633            5-Jun-02          $1,398,762            $(27,129)
Swiss Franc         656,296      US Dollars    397,749            5-Jun-02             405,521              (7,772)
Swiss Franc         128,585      US Dollars     77,205            5-Jun-02              79,452              (2,247)
Danish Krone      5,297,362      US Dollars    627,538            6-Jun-02             640,315             (12,777)
Danish Krone        226,582      US Dollars     26,759            6-Jun-02              27,388                (629)
Euro                625,392      US Dollars    555,686            5-Jun-02             562,328              (6,642)
Euro                305,106      US Dollars    270,713            5-Jun-02             274,339              (3,626)
British Pound       226,252      US Dollars    326,971            5-Jun-02             328,953              (1,982)
British Pound        26,781      US Dollars     38,940            5-Jun-02              38,938                   2
Norwegian Krone   4,266,151      US Dollars    496,041            5-Jun-02             504,921              (8,880)
--------------------------------------------------------------------------------------------------------------------
                                                                                   Total Sales            $(71,682)
--------------------------------------------------------------------------------------------------------------------
Contracts to Receive
--------------------------------------------------------------------------------------------------------------------
Purchases
Swiss Franc         258,489      US Dollars  $ 158,383            5-Jun-02            $159,719            $  1,336
Swiss Franc         413,834      US Dollars    250,845            5-Jun-02             255,706               4,861
Swiss Franc         972,306      US Dollars    584,853            5-Jun-02             600,782              15,929
Danish Krone        353,405      US Dollars     42,601            6-Jun-02              42,717                 116
Danish Krone      4,896,416      US Dollars    584,556            6-Jun-02             591,851               7,295
Danish Krone      5,525,585      US Dollars    660,047            6-Jun-02             667,901               7,854
Euro                 75,587      US Dollars     68,019            5-Jun-02              67,965                 (54)
Euro                225,348      US Dollars    198,590            5-Jun-02             202,624               4,034
Euro                902,458      US Dollars    801,419            5-Jun-02             811,454              10,035
British Pound       165,348      US Dollars    239,663            5-Jun-02             240,402                 739
British Pound       412,536      US Dollars    596,337            5-Jun-02             599,794               3,457
Norwegian Krone   1,741,140      US Dollars    199,977            5-Jun-02             206,073               6,096
Norwegian Krone   1,940,138      US Dollars    228,709            5-Jun-02             229,626                 917
Norwegian Krone   2,519,568      US Dollars    293,297            5-Jun-02             298,204               4,907
Swedish Krona     6,478,554      US Dollars    624,872            5-Jun-02             628,717               3,845
--------------------------------------------------------------------------------------------------------------------
                                                                               Total Purchases            $ 71,367
--------------------------------------------------------------------------------------------------------------------
                                                             Total Net Unrealized Depreciation             $  (315)
--------------------------------------------------------------------------------------------------------------------

INTERNATIONAL SELECT EQUITY FUND                                                                        Unrealized
                                                                                                     Appreciation/
                                                                                      Contract      (Depreciation)
Contracts to Deliver               In Exchange For         Settlement Date         Value (US$)               (US$)
--------------------------------------------------------------------------------------------------------------------
Sales
--------------------------------------------------------------------------------------------------------------------
Euro                554,631      US Dollars    $500,000            2-May-02            $499,762                $238
--------------------------------------------------------------------------------------------------------------------
                                                                                   Total Sales                $238
--------------------------------------------------------------------------------------------------------------------
                                                             Total Net Unrealized Appreciation                $238
--------------------------------------------------------------------------------------------------------------------

EMERGING MARKETS EQUITY FUND                                                                            Unrealized
                                                                                                     Appreciation/
                                                                                      Contract      (Depreciation)
Contracts to Deliver               In Exchange For         Settlement Date         Value (US$)               (US$)
--------------------------------------------------------------------------------------------------------------------
Sales
--------------------------------------------------------------------------------------------------------------------
South African Rand  611,912      US Dollars     $57,463            6-May-02             $57,545                $(82)
--------------------------------------------------------------------------------------------------------------------
                                                                                   Total Sales                $(82)
--------------------------------------------------------------------------------------------------------------------
Purchases
--------------------------------------------------------------------------------------------------------------------
South African Rand  141,963      US Dollars     $13,361            7-May-02             $13,350                $(11)
--------------------------------------------------------------------------------------------------------------------
                                                                               Total Purchases                $(11)
--------------------------------------------------------------------------------------------------------------------
                                                             Total Net Unrealized Depreciation                $(93)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (Unaudited)

NOTE 8--CALL AND PUT OPTIONS
Call and Put Options written and related premiums received during the period, for the European Equity Fund, were as follows:

                                                              Calls--Actual                            Puts--Actual
--------------------------------------------------------------------------------------------------------------------
                                           Contracts              Premiums           Contracts           Premiums
--------------------------------------------------------------------------------------------------------------------
Options Outstanding, October 31, 2001            205                30,078                  --                 --
Options Written                                   --                    --                  --                 --
Options Closed                                   (14)               (2,085)                 --                 --
Options Expired                                 (191)              (27,993)                 --                 --
Options Exercised                                 --                    --                  --                 --
--------------------------------------------------------------------------------------------------------------------
Options Outstanding, April 30, 2002               --                    --                  --                 --
--------------------------------------------------------------------------------------------------------------------

NOTE 9--RISKS OF INVESTING IN
        FOREIGN SECURITIES
The Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The Emerging Markets Equity Fund invests in emerging markets securities. Emerging markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States.

NOTE 10--CONCENTRATION OF OWNERSHIP
From time to time the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

At April 30, 2002, there was one shareholder who held 53% of the outstanding shares of the Emerging Markets Equity Fund.

--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:
                                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                                    PO BOX 219210
                                    KANSAS CITY, MO 64121-9210
or call toll-free:                  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Funds.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.


European Equity Fund
   Institutional Class                                       CUSIP #61735K307
   Investment Class                                          CUSIP #61735K679
   Class A Shares                                            CUSIP #61735K521
   Class B Shares                                            CUSIP #61735K513
   Class C Shares                                            CUSIP #61735K497

International Select Equity Fund
   Institutional Class                                       CUSIP #61735K604
   Investment Class                                          CUSIP #61735K695
   Premier Class                                             CUSIP #61735K570
   Class A Shares                                            CUSIP #61735K489
   Class B Shares                                            CUSIP #61735K471
   Class C Shares                                            CUSIP #61735K463

Emerging Markets Equity Fund
   Institutional Class                                       CUSIP #61735K109
                                                             INTLEQSA (4/02)
                                                             Printed 6/02
Distributed by:
ICC Distributors, Inc.